QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

LIBERTY PROPERTY TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

LIBERTY PROPERTY TRUST
500 Chesterfield Parkway
Malvern, Pennsylvania 19355

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held May 8, 2014

        The 2014 ANNUAL MEETING of the shareholders of Liberty Property Trust, a Maryland real estate investment trust (the "Trust"), will be held at the Four Seasons Hotel, One Logan Square, Philadelphia, Pennsylvania 19103, on May 8, 2014 at 11:00 a.m., local time, for the following purposes:

  1.
  To elect seven trustees to hold office until the Annual Meeting of Shareholders to be held in 2015 and until their successors are duly elected and qualified;

  2.
  To consider and vote on a proposal to amend the current Declaration of Trust of the Trust (the "Declaration of Trust") to increase the authorized shares of beneficial interest from 200,000,000 to 300,000,000;

  3.
  To hold an advisory vote to approve the compensation of the Trust's named executive officers;

  4.
  To ratify the selection of Ernst & Young LLP as the Trust's independent registered public accounting firm for 2014;

  5.
  To consider and vote on a proposal to amend and restate the Liberty Property Trust Amended and Restated Share Incentive Plan (the "Share Incentive Plan") to extend the termination date of the Share Incentive Plan; and

  6.
  To transact such other business as may properly come before the meeting.

        The Board of Trustees of the Trust has fixed the close of business on March 21, 2014 as the record date for the meeting. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

        Proxies are being solicited by the Board of Trustees of the Trust. Reference is made to the Proxy Statement included in our proxy materials for further information with respect to the business to be transacted at the meeting.

By Order of the Board of Trustees,
 [Signature]

Herman C. Fala
 Secretary

Malvern, Pennsylvania
April [    •    ], 2014

Please Complete and Return Your Signed Proxy Card

        Please complete and promptly return your proxy in the manner provided. Doing so will not prevent you from voting in person at the meeting. It will, however, help to assure a quorum and to avoid added proxy solicitation costs.

LIBERTY PROPERTY TRUST

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 8, 2014

GENERAL INFORMATION

        This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board of Trustees" or the "Board") of Liberty Property Trust, a Maryland real estate investment trust (the "Trust" or the "Company"), for use at the Trust's 2014 Annual Meeting of Shareholders (the "Meeting") to be held at the Four Seasons Hotel, One Logan Square, Philadelphia, Pennsylvania 19103 on May 8, 2014 at 11:00 a.m., local time, and any adjournment or postponement thereof, for the purposes set forth in the foregoing notice and more fully discussed herein. This proxy statement, the foregoing notice and the enclosed proxy are first being mailed to shareholders of the Trust on or about April [    •    ], 2014. Only shareholders of record at the close of business on March 21, 2014 (the "Record Date") shall be entitled to notice of and to vote at the Meeting.

        If the enclosed proxy is properly executed and received by the Trust prior to voting at the Meeting, the common shares of beneficial interest, $0.001 par value per share, of the Trust (the "common shares") represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, the common shares represented by the enclosed proxy will be voted FOR the nominees of the Board of Trustees in the election of trustees, FOR the proposal to amend the Declaration of Trust to increase the authorized shares of beneficial interest from 200,000,000 to 300,000,000, FOR approval of the advisory vote to approve the compensation of the Trust's named executive officers, FOR ratification of the selection of Ernst & Young LLP as the Trust's independent registered public accounting firm for 2014, and FOR the amendment and restatement of the Liberty Property Trust Amended and Restated Share Incentive Plan (the "Share Incentive Plan") to extend the termination date of the Share Incentive Plan. Management does not intend to bring any matter before the Meeting other than as indicated in the notice and does not know of anyone else who intends to do so. If any other matters properly come before the Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

        Any proxy may be revoked at any time prior to its exercise by notifying the Secretary of the Trust in writing prior to the time of the Meeting, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

        On the Record Date, the Trust had 147,083,595 common shares outstanding and entitled to vote at the Meeting. Each holder of common shares is entitled to one vote per share held of record by such holder on the Record Date. There must be present at the Meeting in person or by proxy shareholders entitled to cast a majority of all the votes entitled to be cast to constitute a quorum for the Meeting. Common shares represented at the Meeting in person or by proxy but not voted on one or more proposals will be included in determining the presence of a quorum, but will not be considered cast on any proposal on which they were not voted. Thus, abstentions and broker "non-votes" are deemed to be present at the Meeting for the purpose of determining whether a quorum is constituted, but are not deemed to be votes cast at the Meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner.

        Abstentions and broker "non-votes" will affect each of the proposals described in this proxy as follows:

  •
  On the proposal to elect seven trustees to hold office until the Annual Meeting of Shareholders to be held in 2015 and until their successors are duly elected and qualified, the vote of a majority of all the votes cast at the Meeting is necessary to elect a trustee. Neither abstentions nor broker non-votes will be counted as votes cast, and therefore, assuming a quorum is achieved, will have no effect on the results of the vote with respect to this proposal.

  •
  The vote of a majority of the shares outstanding and entitled to vote is necessary to approve the proposal to amend the Declaration of Trust to increase the authorized shares of beneficial interest from 200,000,000 to 300,000,000. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

  •
  The vote of a majority of all the votes cast at the Meeting is necessary to ratify the selection of Ernst & Young LLP as the Trust's independent registered public accounting firm for 2014. Neither abstentions nor broker non-votes will be counted as votes cast, and therefore, assuming a quorum is achieved, will have no effect on the results of the vote with respect to this proposal.

  •
  The vote of a majority of all the votes cast at the Meeting is necessary to amend and restate the Share Incentive Plan. Neither abstentions nor broker non-votes will be counted as votes cast, and therefore, assuming a quorum is achieved, will have no effect on the results of the vote with respect to this proposal.

  •
  With respect to the advisory vote to approve the compensation of the Trust's named executive officers, passage of the proposal requires that the number of votes FOR approval of named executive compensation must exceed the number of votes AGAINST approval. Neither abstentions nor broker non-votes will be counted as votes cast and will have no effect on the results of the vote with respect to this proposal. This vote is advisory and is not binding on the Trust or the Board. However, our Board and our Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our shareholders' concerns and the Board will evaluate any appropriate next steps.

        A majority of all votes cast in an election for trustees means that the number of shares voted "for" a nominee for trustee must exceed the number of votes cast as "withheld" from that nominee. In addition, the Trust's corporate governance guidelines provide that if a nominee for trustee who already serves as a trustee is not elected by a majority of the votes cast, the trustee will offer to tender his or her resignation to the Board of Trustees. The Corporate Governance and Nominating Committee of the Board of Trustees will then make a recommendation to the Board of Trustees on whether to accept or reject such resignation, or whether other action should be taken. The Board of Trustees will act on the Corporate Governance and Nominating Committee's recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. Any such trustee who tenders his or her resignation will not participate in the Board of Trustee's decision. There is no cumulative voting in the election of trustees.

        A majority of the votes cast at the Meeting shall be sufficient to approve any other matter that may properly come before the Meeting, unless more than a majority of the votes cast is required by the Declaration of Trust or applicable law.

Important Notice Regarding the Availability of
Proxy Materials for the Annual Meeting of Shareholders to be Held on May 8, 2014

        This proxy statement and our 2013 annual report to shareholders are available at www.libertyproperty.com in the "Investor Relations" section.

 SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information, as of March 21, 2014 (except as indicated below), regarding the beneficial ownership, as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of common shares by each trustee, each nominee for election as trustee, each current executive officer listed in the Summary Compensation Table appearing on page 31, all trustees and executive officers as a group, and each person who is known to the Trust to be the beneficial owner of more than five percent of the outstanding common shares. Each person named in the table below has sole voting and investment power with respect to the common shares listed opposite such person's name, except as otherwise noted.

Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class
William P. Hankowsky	601,297	(1)	*
George J. Alburger, Jr.	431,578	(2)	*
Herman C. Fala	0	(3)	*
Robert E. Fenza	369,020	(4)	*
Michael T. Hagan	311,268	(5)	*
Frederick F. Buchholz	87,840	(6)	*
Thomas C. DeLoach, Jr.	85,448	(7)	*
Katherine Elizabeth Dietze	8,486	(8)	*
Daniel P. Garton	50,747	(9)	*
M. Leanne Lachman	88,708	(10)	*
David L. Lingerfelt	82,721	(11)	*
Stephen B. Siegel(12)	58,470	(13)	*
Stephen D. Steinour	49,723	(14)	*
The Vanguard Group Inc.	18,188,819	(15)	12.4%
BlackRock, Inc.	14,372,332	(16)	9.8%
CBRE Clarion Securities, LLC	13,173,571	(17)	9.0%
Invesco Ltd.	7,820,400	(18)	5.3%
All trustees and executive officers as a group (13 persons)	2,225,306	(19)	1.5%

*
Represents less than one percent of class.

(1)
Includes 336,657 common shares subject to options exercisable within 60 days after March 21, 2014.

(2)
Includes 230,928 common shares subject to options exercisable within 60 days after March 21, 2014.

(3)
Mr. Fala joined the Company on January 1, 2014.

(4)
Includes 89,611 common shares subject to options exercisable within 60 days after March 21, 2014 and 195,043 common shares issuable upon exchange of units of limited partnership interest ("Units") of Liberty Property Limited Partnership, a Pennsylvania limited partnership (the "Operating Partnership") which, as of December 31, 2013, was 97.6% owned by the Trust. Includes 100,000 Units pledged by the beneficial owner as security for loans.

(5)
Includes 218,600 common shares subject to options exercisable within 60 days after March 21, 2014 and 14,491 common shares issuable upon exchange of Units.

(6)
Includes 38,950 common shares subject to options exercisable within 60 days after March 21, 2014.

(7)
Includes 36,450 common shares subject to options exercisable within 60 days after March 21, 2014.

(8)
Includes 3,950 common shares subject to options exercisable within 60 days after March 21, 2014.

(9)
Includes 38,950 common shares subject to options exercisable within 60 days after March 21, 2014.

(10)
Includes 38,950 common shares subject to options exercisable within 60 days after March 21, 2014.

(11)
Includes 38,950 common shares subject to options exercisable within 60 days after March 21, 2014 and 30,674 common shares issuable upon exchange of Units.

(12)
Mr. Siegel served on the Board through the Annual Meeting of Shareholders in 2013.

(13)
Includes 35,450 common shares subject to options exercisable within 60 days after March 21, 2014.

(14)
Includes 8,950 common shares subject to options exercisable within 60 days after March 21, 2014. Also includes 12,292 common shares, held by Mr. Steinour as custodian for his children, or owned directly by such children, and 1,677 shares held by Mr. Steinour as custodian in the name of the Steinour Family Foundation, with respect to all of which Mr. Steinour disclaims beneficial ownership.

(15)
The Vanguard Group, Inc. ("Vanguard") has sole or shared dispositive power and sole or shared voting power over 18,188,819 and 417,837 common shares, respectively. Of the 18,188,819 shares over which Vanguard has sole or shared dispositive power, Vanguard Specialized Fund—Vanguard REIT Index Fund ("Specialized Fund") has sole voting power over 9,659,411 shares. This information is based solely on a review of amendments to Schedule 13G filed by Vanguard and Specialized Fund with the Securities and Exchange Commission on February 12, 2014 and February 4, 2014, respectively. The address of both Vanguard and Specialized Fund is 100 Vanguard Boulevard, Malvern, PA 19355.

(16)
BlackRock, Inc. and certain of its affiliates (collectively, "BlackRock") had sole dispositive power and sole voting power over 14,372,332 and 13,554,813 common shares, respectively. This information is based solely on a review of an amendment to Schedule 13G filed by BlackRock with the Securities and Exchange Commission on January 31, 2014. BlackRock's address is 40 East 52nd Street, New York, NY 10022.

(17)
CBRE Clarion Securities, LLC ("CBRE") has sole dispositive power and sole voting power over 13,173,571 and 7,054,368 common shares, respectively. This information is as of, and based solely on a review of an amendment to Schedule 13G filed by CBRE with the Securities and Exchange Commission on, February 11, 2014. CBRE's address is 201 King of Prussia Road, Suite 600, Radnor, PA 19087.

(18)
Invesco Ltd. ("Invesco") has sole or shared dispositive power and sole or shared voting power over 7,820,400 and 2,197,959 common shares, respectively. This information is as of, and based solely on a review of a Schedule 13G filed by Invesco with the Securities and Exchange Commission on, February 10, 2014. Invesco's address is 1555 Peachtree Street NE, Atlanta, GA 30309.

(19)
Includes 1,116,396 common shares subject to options exercisable within 60 days after March 21, 2014 and 240,208 common shares issuable upon exchange of Units. Also includes approximately 100,000 common shares and units pledged as security for loans.

 PROPOSAL 1—ELECTION OF TRUSTEES

        There are currently eight members of the Board of Trustees. As previously announced, Mr. Steinour has informed the Trust that he will not seek re-election at the end of his term expiring at the Meeting, and therefore he has not been nominated for reelection. Seven trustees are being proposed for election at the Meeting to serve until the Annual Meeting of Shareholders to be held in 2015 and until their successors are duly elected and qualified. Each of the nominees for election as trustee currently serves as a trustee of the Trust.

        A proxy signed in the enclosed form will be voted FOR the election of the nominees named below, unless a contrary instruction is given.

        Management believes that each of its nominees is willing and able to serve the Trust as trustee. If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election, and as a consequence thereof other nominees are designated, the persons named in the proxy or their substitutes will have the discretion and authority to vote or to refrain from voting for other nominees in accordance with their judgment.

        The following is a brief description of the nominees for election as trustee and of the other continuing trustees of the Trust. The descriptions for the trustees set forth the experience, qualifications, attributes and skills that have led the Board to conclude that these nominees should serve as trustees of the Trust.

Recommendation and Required Vote

        The Board of Trustees recommends a vote FOR the election of each nominee. Assuming a quorum is present at the Meeting, a majority of all the votes cast at the Meeting shall be sufficient to elect a trustee.

Nominations for Election as Trustees with Terms to Expire in 2015

        Frederick F. Buchholz, age 68, has served as a trustee of the Trust since June 1994. Mr. Buchholz was employed by Lend Lease Real Estate Investments or its predecessors from 1968 until retiring in June 1998. Since his retirement, Mr. Buchholz has served as an independent real estate consultant. He was appointed a Senior Vice President of Equitable Real Estate in December 1990 and Executive Vice President in 1992. At various times, Mr. Buchholz was also the officer in charge of Equitable Real Estate's New York and Washington, D.C. regional offices. Prior to his retirement, Mr. Buchholz was the officer in charge of the Lend Lease Philadelphia region, supervising new business, asset management and restructuring/workout activities on behalf of a diversified regional mortgage and equity portfolio. Mr. Buchholz is a member of the Appraisal Institute and the Investment Review Committee of the Delaware Valley Real Estate Investment Fund, L.P.

        Mr. Buchholz's lengthy real estate career as a senior officer of a major institutional real estate owner and lender enables Mr. Buchholz to contribute significantly, particularly in connection with the review and analysis of the Trust's real estate transactions. Additionally, Mr. Buchholz's past experience as a board member of another real estate company provides Mr. Buchholz with important insights as to the governance of the Trust.

        Thomas C. DeLoach, Jr., age 66, has served as a trustee of the Trust since May 1999. Beginning in 1998, Mr. DeLoach served as an Executive Vice President of Mobil Oil Corporation and the President of Global Midstream, both wholly owned subsidiaries of Mobil Corporation (now Exxon Mobil Corporation), a global energy company, prior to his retirement in March 2000. Mr. DeLoach joined Mobil Corporation in 1969 as a chemical engineer and advanced through various positions in manufacturing, marketing, planning and supply. From December 1994 until his election as President of Global Midstream, Mr. DeLoach served as Chief Financial Officer and Senior Vice President of Mobil

Corporation and Mobil Oil Corporation. From 1991 until his retirement in 2000, Mr. DeLoach served as a director of Mobil Oil Corporation. Mr. DeLoach was a partner in a Penske Racing, LLC from 2000 until 2002 and has been the Managing Partner of PIT Instruction & Training, LLC since 2003 and Red Horse Racing II, LLC since 2005. Mr. DeLoach is also a member of the Board of Directors of Asbury Automotive Group (NYSE:ABG), and serves as its Non-Executive Chairman and on its Executive, Audit, Nominating and Governance, and Risk Committees.

        Mr. DeLoach's experience in various senior positions at a major American corporation with highly sophisticated processes and procedures in a capital intensive industry has given Mr. DeLoach strong insights which enable him to contribute to the Trust in a variety of areas, including in finance, human resources and internal operations. Mr. DeLoach's membership on the board of another public company also enables him to share best practices observed from his other experiences.

        Katherine Elizabeth Dietze, age 56, was elected as a trustee of the Trust in January 2011. Ms. Dietze was Global Chief Operating Officer, Investment Banking Division of Credit Suisse First Boston, a financial services company, until her retirement in 2005. She had also held the position of Managing Director, Investment Banking. Prior to joining Credit Suisse First Boston, Ms. Dietze was a Managing Director for Salomon Brothers Inc, a financial services company. Ms. Dietze brings a strong background in global investment and financial matters.

        As the only trustee with a background in investment banking, Ms. Dietze provides a unique and valuable perspective on global financial markets, investments and financial transactions. Ms. Dietze serves on two other public company boards, Cowen Group, Inc. (NASDAQ:COWN) where she serves as Chair of the Audit Committee and as a member of the Governance Committee and Matthews International Corporation (NASDAQ:MATW) where she serves as Chair of the Finance Committee and a member of the Governance Committee. Ms. Dietze's membership on the boards of other public companies also enables her to share best practices observed from her other experiences.

        Daniel P. Garton, age 56, has served as a trustee of the Trust since December 2001. Prior to his retirement in January 2014, Mr. Garton served as President and Chief Executive Officer of American Eagle Airlines, one of the world's largest regional airlines, beginning in June 2010. AMR Corporation is the parent company of American Eagle and American Airlines. Prior to joining American Eagle, Mr. Garton served as Executive Vice President-Marketing of AMR Corporation's American Airlines unit. In that position, Mr. Garton oversaw American Airlines' activities with respect to reservations, flight service, sales, its travel awards program, advertising and corporate communications. Previously, Mr. Garton served as Senior Vice President and then Executive Vice President of American Airlines Customer Service beginning September 1998. Mr. Garton served as President of American Eagle Airlines for three-years beginning in July 1995. Mr. Garton joined AMR Corporation in 1984 as an analyst in the finance department and advanced through various positions to the office of Vice President-Financial Planning and Analysis in 1992. Mr. Garton left AMR Corporation in 1993 to become Senior Vice President and Chief Financial Officer of Continental Airlines. He returned to AMR Corporation two years later when he assumed the presidency of American Eagle Airlines. AMR Corporation filed for Chapter 11 bankruptcy protection in November 2011. In February 2013, AMR Corporation and US Airways Group agreed to merge and creating the world's largest airline. Mr. Garton is also a member of the Board of Directors of Republic Airways Holdings Inc. (NASDAQ:RJET), and serves on its Executive and Audit Committees.

        Mr. Garton's extensive experience in customer service, operations, finance and financial markets in a major American corporation with highly sophisticated processes and procedures has enabled him to make valuable contributions to the Trust as a Board member. His strong financial background has also allowed him to provide valuable service as a member and Chair of the Audit Committee.

        William P. Hankowsky, age 63, has served as a trustee of the Trust since May 2003. Mr. Hankowsky joined the Trust on January 1, 2001 as Executive Vice President and Chief Investment

Officer and was promoted to the position of President on March 12, 2002. Mr. Hankowsky became the Chief Executive Officer of the Trust on January 21, 2003 and Chairman on June 10, 2003. Prior to joining the Trust, Mr. Hankowsky served as President of the Philadelphia Industrial Development Corporation ("PIDC") from 1989 through 2000. As the chief executive officer of PIDC, he oversaw the City of Philadelphia's economic development agency. Prior to that time, Mr. Hankowsky served as an executive with a variety of economic development projects and agencies. Mr. Hankowsky currently serves on the boards of Aqua America, Inc. (NYSE:WTR), Citizens Financial Group, Philadelphia Shipyard Development Corporation, Delaware River Waterfront Corporation, the Kimmel Center for the Performing Arts, the Philadelphia Convention and Visitors Bureau, and Interstate General Media, LLC, which controls Philadelphia Media Network, Inc., publisher of the Philadelphia Inquirer and Philadelphia Daily News. Mr. Hankowsky previously served as the Chairman of the Greater Philadelphia Chamber of Commerce.

        Mr. Hankowsky's executive experience and economic development background provide compelling attributes which have contributed to his leadership of the Trust. His leadership roles in both the not-for-profit and public company arenas has provided him with valuable opportunities to interact with business and government leaders in market segments of importance to the Trust's business and, as a result, to better understand the needs of its customers.

        M. Leanne Lachman, age 71, has served as a trustee of the Trust since June 1994. Ms. Lachman is the President of Lachman Associates, LLC, a real estate consulting firm, and is an Executive-in-Residence at Columbia Business School. Until October 2003, Ms. Lachman was a Managing Director of Lend Lease Real Estate Investment Management, a pension fund advisor. From 1987 forward, Ms. Lachman has specialized in real estate investment management for institutions. Ms. Lachman is a director and Chair of the Audit Committee of Lincoln National Corporation and a director of Lincoln Life & Annuity of New York, a subsidiary of Lincoln National Corporation.

        Ms. Lachman's extensive experience as a specialist in real estate investment management and her ongoing advisory work enable Ms. Lachman to make valuable contributions to the Board, particularly in the area of strategic real estate investment analysis. Additionally, her experience as a director of another public company gives her insight into governance and related best practices, which enable her to make significant contributions as a Board member.

        David L. Lingerfelt, age 61, has served as a trustee of the Trust since May 1995. Mr. Lingerfelt has been Of Counsel to the firm of Parker, Pollard, Wilton & Peaden, P.C., in Richmond, Virginia, since February 2010. Mr. Lingerfelt's practice focuses on commercial real estate and taxation. Until November 2008, Mr. Lingerfelt was Vice President and National Underwriting Counsel of LandAmerica Exchange Company, and director of its Reverse Exchange Division. During 2009, Mr. Lingerfelt acted as a consultant in the wind down of LandAmerica Exchange Company. Prior to joining LandAmerica, Mr. Lingerfelt served as Director of Property Administration and Counsel for Best Products Co., Inc., and was a partner in the Virginia law firm of Coates & Davenport, focusing on commercial transactions.

        Mr. Lingerfelt's training as an attorney, together with his experience as a commercial lawyer with significant experience in real estate and tax practice areas, has allowed Mr. Lingerfelt to provide significant insights to the Trust in his capacity as a Board member.

Additional Executive Officers

        George J. Alburger, Jr., age 66, became Chief Financial Officer and Treasurer of the Trust in May 1995. In October 2000, Mr. Alburger assumed the additional title of Executive Vice President. Prior to joining the Trust, Mr. Alburger served as Executive Vice President of EBL&S Property Management, Inc., an owner and manager of approximately 200 shopping centers aggregating 30 million square feet of retail space. Mr. Alburger was formerly a Senior Manager with Price

Waterhouse, LLP. Mr. Alburger serves on the board of Americold Realty Trust, an international owner and operator of temperature-controlled warehouses.

        Herman C. Fala, age 64, has served as Secretary and General Counsel of the Trust since January 2014, with principal responsibility for the Trust's legal function. Mr. Fala joined the Trust from the law firm of Cozen O'Connor, where he chaired the Real Estate Practice Group and served on the firm's Board of Directors from April 2009. Prior to joining Cozen O'Connor, Mr. Fala was a partner at the law firm of Wolf Block LLP from 1982 to April 2009, where he chaired the Real Estate practice for 10 years.

        Mr. Fala succeeds James J. Bowes as General Counsel. Mr. Bowes passed away in November 2013 after 18 years of outstanding service to our Company.

        Robert E. Fenza, age 57, has served as an Executive Vice President of the Trust since March 1994, with principal responsibility for operations, property management and asset management. In April 2000, Mr. Fenza assumed the additional title of Chief Operating Officer of the Trust. Mr. Fenza joined Rouse & Associates in 1984. Mr. Fenza serves on the Board of the Charter High School for Architecture and Design in Philadelphia. Mr. Fenza also chairs the Development Committee for the College of Arts & Architecture at the Pennsylvania State University and is a member of the Advisory Board of FM Global, a leading provider of commercial property insurance and risk management services.

        Michael T. Hagan, age 56, has served as Chief Investment Officer of the Trust since May 2005. In 2011, Mr. Hagan assumed the additional title of Executive Vice President. Mr. Hagan joined the Trust in 1989 and has served the Trust in a number of capacities, including, prior to his appointment as Chief Investment Officer, as Senior Vice President—Acquisitions. Prior to joining the Trust, Mr. Hagan served in a variety of accounting positions.

        Each officer will serve until the first meeting of the Board after the next annual meeting of shareholders or until the officer resigns or is removed from office by the Board.

Committees of the Board of Trustees

        Audit Committee.    The Board's Audit Committee, which has been established in accordance with Section 3(a)(58)(A) of the Exchange Act, provides assistance to the trustees in fulfilling their responsibility to the shareholders and investment community relating to corporate accounting and the quality and integrity of financial reports of the Trust. The Board's Audit Committee currently consists of five independent trustees, as independence is defined by the applicable listing standards of the New York Stock Exchange. The members of the Audit Committee are Messrs. Garton (Chair), Buchholz and Steinour and Mss. Dietze and Lachman. Mr. Garton is an "audit committee financial expert" as defined by the Securities and Exchange Commission. The Audit Committee met 12 times, including eight times by teleconference, during the last fiscal year. See "Report of the Audit Committee."

        Compensation Committee.    The Board's Compensation Committee (the "Compensation Committee") is empowered to determine compensation for the Trust's named executive officers and to administer the Share Incentive Plan. Members of the Compensation Committee are Messrs. DeLoach (Chair), Buchholz, Lingerfelt and Steinour, all of whom are independent, as independence is defined by the applicable listing standards of the New York Stock Exchange. The Compensation Committee met five times, including one time by teleconference, during the last fiscal year. See "Report of the Compensation Committee."

        Corporate Governance and Nominating Committee.    The Board's Corporate Governance and Nominating Committee meets to address matters regarding corporate governance and makes recommendations to the Board regarding nominees for positions on the Board. In making such recommendations, the Corporate Governance and Nominating Committee seeks nominees who have the highest personal and professional character and integrity, who possess appropriate characteristics, skills, experience and time to make a significant contribution to the Board of Trustees, the Trust and its shareholders, who have demonstrated exceptional ability and judgment, and who will be most effective, in the context of the whole Board of Trustees and other nominees to the Board, in perpetuating the success of the Trust and in representing the interests of its shareholders. In accordance with its charter, the Corporate Governance and Nominating Committee considers diversity of race, gender and national origin as one of a number of attributes it looks for in a candidate for the Board of Trustees. It is a goal of the Board to achieve greater diversity. The Corporate Governance and Nominating Committee has employed and may continue to employ professional search firms (for which it pays a fee) to assist it in identifying potential members of the Board of Trustees with the desired skills and disciplines. The Corporate Governance and Nominating Committee will consider nominees for trustee proposed by shareholders in accordance with the procedures set forth in this proxy statement under "Corporate Governance—Shareholder Nominations for Trustees." Nominees proposed by shareholders will be considered using the same criteria and in the same manner as all other nominees are considered.

        The members of the Corporate Governance and Nominating Committee are Messrs. Lingerfelt (Chair) and DeLoach and Mss. Dietze and Lachman, all of whom are independent, as independence is defined by the applicable listing standards of the New York Stock Exchange. The Corporate Governance and Nominating Committee met four times during the last fiscal year. See "Report of the Corporate Governance and Nominating Committee."

Committee Charters

        Copies of the written charters of the Audit, Compensation and Corporate Governance and Nominating Committees are posted under the "Investors" section of the Trust's web site at www.libertyproperty.com, and are also available without charge at the written request of any shareholder of the Trust. Such requests should be directed to the Vice President of Investor Relations at the address of the Trust appearing on the Notice of Annual Meeting that accompanies this proxy statement.

Trustees' Attendance at Meetings

        The Board of Trustees held ten meetings last year, including five by teleconference. Additionally, the Board conducted two informational calls. Each trustee of the Trust attended at least 75% of the meetings of the Board of Trustees and meetings held by all committees on which such trustee served during the time such trustee served.

Trustees' Compensation

        In 2013, trustees who were not also officers and full-time employees of the Trust were compensated in accordance with the following policy. These trustees receive an annual trustee fee in the amount of $40,000 in cash, and restricted common shares with a grant date fair value of $42,000. Additionally, trustees received a fee of $1,500 for each Board meeting that such trustee attends in person or telephonically; however, trustees receive a fee of $500 for teleconference Board meetings if such meetings address only routine matters. Trustees also receive a fee of $500 for participation in any informational call held to supplement the regularly scheduled Board meetings. Trustees are entitled to receive a fee of $5,000 for each committee on which they serve, a fee of $1,000 for each committee meeting such trustee attends in person and a fee of $500 for each committee meeting attended by teleconference. The Chair of the Audit Committee receives an additional annual fee of $15,000, and the Chairs of the Corporate Governance and Nominating Committee and the Compensation Committee each receive an additional annual fee of $9,000. Additionally, all trustees are entitled to be reimbursed for travel and lodging expenses associated with attending Board and committee meetings. Trustees who are officers and full-time employees of the Trust are not entitled to receive any separate compensation for service as a trustee or committee member.

        Also under this compensation policy, pursuant to the Trust's Share Incentive Plan, each non-employee trustee is entitled to receive an annual grant on June 23rd of each year of a 10-year option to purchase 6,000 common shares, exercisable at a price equal to the fair market value of the common shares on such date. Such options vest over a three-year period beginning with the date of grant as follows: 20% after the first year; 50% after two years; and 100% after three-years.

 PROPOSAL 2—AMENDMENT TO DECLARATION OF TRUST TO
INCREASE THE COMPANY'S AUTHORIZED SHARES OF BENEFICIAL INTEREST

        The Board of Trustees has unanimously adopted, and now recommends for your approval, a proposal to amend Article VI, Section 6.1 of the Declaration of Trust to increase the number of our authorized shares of beneficial interest from 200,000,000 to 300,000,000. If the amendment is approved by the shareholders, the text of Article VI, Section 6.1 of the Declaration of Trust will be amended and restated to read in its entirety as follows:

  "SECTION 6.1 Shares. The beneficial interest in the Trust shall be divided into Shares. The total number of Shares which the Trust has authority to issue is three hundred million (300,000,000), and shall consist of Shares, which may comprise one or more series or classes, and such other types, series or classes of Securities of the Trust as the Trustees may create and authorize from time to time and designate as representing a beneficial interest in the Trust. Shares may be issued for such consideration as the Trustees determine or, if issued as a result of a Share dividend or Share split, without any consideration, in which case all Shares so issued shall be fully paid and nonassessable by the Trust."

        As more fully set forth below, the proposed amendment is intended to improve our flexibility in meeting future needs for unreserved common shares of beneficial interest. However, and while this is not the intent of the proposal, in addition to general corporate purposes, the proposed amendment can be used to make more difficult a change in control of the Company.

        As of the close of business on March 21, 2014, we had 165,395,677 common shares of beneficial interest issued and outstanding, subject to issuance upon the exchange of shares for outstanding Units, the exercise of outstanding stock options and restricted share units, available for grant under our Amended and Restated Share Incentive Plan and Employee Stock Purchase Plan, available for grant under our Dividend Reinvestment Plan and subject to issuance upon conversion of Preferred Units into Preferred Shares, calculated as follows:

Shares issued and outstanding	147,291,840
Shares subject to issuance upon the exchange of shares for outstanding Units	3,553,566
Shares subject to issuance under issued and outstanding stock options	2,757,387
Shares available for grant under Amended and Restated Share Incentive Plan	5,915,673
Shares available for grant under Employee Stock Purchase Plan	595,313
Shares available for grant under Dividend Reinvestment Plan	4,980,415
Shares subject to issuance upon conversion of Preferred Units into Preferred Shares	301,483

165,395,677

        After taking into consideration the above share amounts, and assuming no increase in the number of authorized shares, we have only 34,604,323 unreserved shares of beneficial interest that remain available.

Reasons for the Amendment

        From our inception, we have utilized our shares of beneficial interest and securities exchangeable for or convertible into shares of beneficial interest for a variety of purposes relating to the acquisition of properties and entities that own properties. We have also engaged in public and private offerings of common and preferred shares of beneficial interest as a primary method of raising capital to fund our operations, and equity grants have comprised a substantial portion of our compensation program. It is our intention to continue to engage in all of these practices. Without the ability to do so, we believe that our future progress would be severely jeopardized and result in adverse consequences for our shareholders.

        The Board believes that the proposed increase in the number of authorized shares of beneficial interest is essential to facilitate our ability to acquire properties and entities that own properties, raise capital to fund our operations and compensate our employees. The shares proposed for authorization could be used, among other things, to increase funding through potential equity transactions with institutional or other investors, to acquire properties and entities from sellers which might seek to acquire an equity interest as part of their overall business arrangement with us, or to possibly acquire other businesses, as well as for other bona fide corporate purposes. If our shareholders do not approve this proposal to increase the number of authorized shares, we believe that we will be substantially limited in our ability to advance our operational and strategic plans.

        The increased number of authorized shares of beneficial interest will be available for issuance from time to time for such purposes and consideration as the Board may approve and no further approval by our shareholders will be required, except as provided under Maryland law or under the rules of the New York Stock Exchange or any other national securities exchange or market on which our common shares may be listed. The availability of additional shares for issuance, without the delay and expense of obtaining the approval of our shareholders at a subsequent special meeting, will afford us greater flexibility in acting upon proposed transactions.

        We currently have no plans to issue any additional shares of beneficial interest other than the shares that have previously been reserved or committed for issuance as described above.

        The increase in authorized shares of beneficial interest will not have any immediate effect on the rights of our existing shareholders. To the extent that additional authorized shares are issued in the future, they would decrease our existing shareholders' percentage equity ownership in the Trust and, depending on the price at which they are issued, may be dilutive to existing shareholders. The additional shares of beneficial interest for which authorization is sought would have identical rights, preferences and privileges to the shares of beneficial interest authorized prior to approval of this proposal. Holders of our shares of beneficial interest do not have preemptive rights to subscribe to additional securities that may be issued by us, which means that current shareholders do not have a prior right to purchase any new issue of our shares of beneficial interest in order to maintain their proportionate ownership thereof.

        The increase in the number of authorized shares of beneficial interest may facilitate certain other anti-takeover devices that may be advantageous for our management to attempt to prevent or delay a change of control. For example, our Board of Trustees could cause additional shares to be issued to a holder or holders who might side with the Board of Trustees in opposing a takeover bid. Additionally, the existence of such shares might have the effect of discouraging any attempt by a person or entity, through an acquisition of a substantial number of shares of beneficial interest, to acquire control of the Company, since the issuance of such shares could dilute the share ownership of such person or entity. Employing such devices may adversely impact shareholders who desire a change in management, or who desire to participate in a tender offer or other sale transaction involving the Company. At the present time, we are not aware of any contemplated mergers, tender offers or other plans by a third party to attempt to effect a change in control of the Company, and this proposal is not being made in response to any such attempts.

        The Declaration of Trust authorizes the issuance of preferred shares of beneficial interest. The Board, within the limitations and restrictions contained in the Declaration of Trust, applicable law and stock exchange regulations, and without further action by our shareholders, has the authority to issue the remaining undesignated preferred stock with rights that could, under certain circumstances, have the effect of delaying or preventing a change in control of the Trust.

No Dissenters' Rights

        Under Maryland law, shareholders are not entitled to dissenters' rights of appraisal with respect to this proposal.

Recommendation and Required Vote

        The Board of Trustees recommends a vote FOR the proposal to amend our Declaration of Trust to increase the number of our authorized shares of beneficial interest from 200,000,000 to 300,000,000. Assuming a quorum is present at the Meeting, a majority of the shares outstanding and entitled to vote is necessary to approve this proposal.

 PROPOSAL 3—ADVISORY VOTE TO APPROVE
THE COMPENSATION OF THE TRUST'S NAMED EXECUTIVE OFFICERS

        We are required by SEC rules to include in our proxy statements, at least once every three years, an advisory vote to approve the compensation of our named executive officers as described in the proxy statement (commonly referred to as "Say-on-Pay"). We have committed to including a Say-on-Pay vote on an annual basis, at least until such time, if any, as our shareholders express a preference for a less frequent basis. Thus, we have included the following Say-on-Pay vote, pursuant to which our shareholders are being asked to vote on the following resolution:

  RESOLVED, that the shareholders of Liberty Property Trust approve, on an advisory basis, the compensation of the Trust's Named Executive Officers, as described in the Compensation Discussion and Analysis section, the compensation tables, and the accompanying narrative disclosure, set forth in the Trust's proxy statement.

        The compensation of our named executive officers is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related disclosures contained on pages 15 to 40 of this proxy statement. As discussed in those disclosures, the compensation program structure that we utilized in 2013 was substantially the same as in prior years, and we believe that our compensation policies and decisions are focused on pay-for-performance principles and are strongly aligned with the long-term interests of our shareholders. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced senior executives to lead the Company successfully in a competitive environment.

        Your vote on this Proposal 3 is advisory, and therefore not binding on the Trust, the Compensation Committee, or the Board. The vote will not be construed to create or imply any change to the fiduciary duties of the Trust or the Board, or to create or imply any additional fiduciary duties for the Trust or the Board. However, our Board and our Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our shareholders' concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Recommendation and Required Vote

        The Board of Trustees recommends a vote FOR approval of the advisory vote to approve the compensation of the Trust's named executive officers as described in the compensation discussion and analysis, the compensation tables, and the related disclosures contained on pages 15 to 40 of this proxy statement.

 COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

Introduction

        Our Compensation Discussion and Analysis addresses the compensation paid or awarded to our executive officers listed in the Summary Compensation Table that immediately follows this discussion. We refer to these executive officers as our "named executive officers."

2013 Compensation

Executive Summary

        In order to deliver our best results to our shareholders, we must attract, retain and motivate superior talent. Our compensation programs are designed to link financial, operating and strategic results to executive rewards. The majority of each executive's pay is tied directly to goal achievement. This pay for performance process ensures that the financial interests of our executives are aligned with those of our shareholders.

        On October 8, 2013, we completed the acquisition (referred to in this Compensation Discussion and Analysis as the "Cabot Acquisition") of 100% of the outstanding general partnership and limited partnership interests of the Cabot Industrial Value Fund III Operating Partnership, L.P. Pursuant to the Cabot Acquisition, we acquired a 100% ownership interest in 177 industrial assets, located in 24 markets and totaling approximately 23.0 million square feet, for a purchase price of $1.47 billion. In connection with the Cabot Acquisition, we also engaged in several related financing transactions, including an offering in August 2013 of 24.2 million common shares for net proceeds of $834.1 million and the issuance in September 2013 of $450.0 million of 4.40% senior unsecured notes due 2024.

        Consummation of the Cabot Acquisition and the related financing transactions was consistent with, and in fact substantially furthered, our overall strategy of favoring industrial and metro-office properties and markets with strong demographic and economic fundamentals, and in that regard seeking to operate industrial properties on a national platform and developing a portfolio that derives approximately two-thirds of its net operating income from industrial properties and one-third from office properties. However, consummation of these transactions had an impact on our financial results for 2013 and, as discussed below, we thus adjusted various performance metrics for 2013 as they impacted various compensation-related goals and targets set for the year.

Pay for Performance: 2013

  •
  Our annual incentive plan for named executive officers is tied to performance with respect to a "score card" of corporate financial, operational and strategic goal achievement (80%) and to individual goal achievement (20%), and is only eligible to be paid once the Trust achieves a predefined level of Funds from Operations per common share ("FFO"). Our goals for 2013 reflected our strategy in that the Company anticipated that it would be an active seller of suburban office properties and that we would acquire or commence development of industrial and metro-office properties. However, these goals, and our internal financial targets, did not reflect or anticipate the completion of the Cabot Acquisition and the related financing transactions. We took account of these transactions and their impact on our overall performance results when calculating performance metrics for purposes of determining compensation. Factoring in these adjusted calculations, we determined that, among other goals, we exceeded our internal targets as to FFO, acquisitions, dispositions and development starts, but did not achieve targets for net operating income, development deliveries, general and administrative expenses and occupancy. We also experienced FFO growth between the 25th percentile and median relative to our Peer Group (as defined below), again factoring in the adjusted calculations. Taking into account all of these elements, payments were made with respect to the score card portion of the annual incentive plan in an amount which reflected performance at 120% of target. Payments made for the MBO portion varied depending on the achievement of the stated goals.

  •
  Our long-term equity incentive plan is designed to ensure that executives are motivated to assist Liberty to (i) achieve key FFO goals, (ii) achieve share price and dividend growth, and (iii) outperform its peers. We have made awards under this plan in each year beginning with 2008. One-third is provided via stock options, which only have value if our share price increases. One-third can only be earned upon achievement of our annual FFO goals. Finally, one-third of the award each year may be earned based on how Liberty's TSR compares to that of its Peer Group over a three-year period. The ultimate value of the award that may be earned substantially depends on our share price, and thus executives are also motivated to achieve strong absolute returns over a sustained period of time. Our three-year TSR during 2011-2013 was between threshold and target of our Peer Group (43rd percentile), and therefore executives received a payout of 92% of the target value of the TSR-based portion of the award they received in 2011, and 107% of the target value of the total award received that year (including both FFO- and TSR-based portions).

  •
  We use the same Peer Group for compensation benchmarking purposes as for measuring relative shareholder return under the long-term equity incentive plan.

  •
  We do not have any individual employment contracts with our executives.

Other Highlights

        The Compensation Committee annually reviews in detail all elements of our compensation program to ensure their alignment with our philosophy and rigorous corporate governance. Some highlights include:

  •
  Clawback.  We have adopted a policy that allows for the clawback of variable compensation in the event of a significant restatement of our financial results caused by fraud or willful misconduct by senior officers of the Company. Once the Securities and Exchange Commission adopts a formal policy, we will revise our policy to ensure that it is fully compliant with the SEC regulations.

  •
  Hedging Policy.  The Company has adopted a policy that prohibits hedging by trustees and/or senior officers. The only equity securities of the Company that may be purchased or sold by senior officers are the Company's common shares, units or any publicly traded preferred shares of the Company. Other than in the case of the Company-issued employee stock options, the purchase or sale of options on Company securities of any kind, whether "puts" or "calls," or similar cash-settled derivative securities by trustees and/or senior officer is not permitted. The Commission has not yet adopted regulations on this disclosure, but may do so in the future. We plan to review our hedging policy once the Securities and Exchange Commission adopts formal regulations.

  •
  Pledging.  The Company has adopted a policy that prohibits trustees and/or named executive officers from pledging Company securities or units, including in margin accounts, without the approval of the Corporate Governance and Nominating Committee. It is the policy of the Committee to not permit pledging to the extent the securities are necessary to satisfy the trustees' or named executive officers' Ownership Target specified in the Trust's corporate governance guidelines.

  •
  Tax Gross-Ups.  As of April 2011, we no longer provided tax gross-ups for excise taxes to any employees, and thus no person who was not then entitled to a gross-up has since received one or will receive one at any time in the future.

  •
  Pay for Performance Analysis Conducted Annually.  Liberty's pay and performance are compared annually against those of our Peer Group to promote our philosophy of aligning compensation with results.

  •
  Stock Ownership Guidelines.  Guidelines for senior officers and trustees have been in place since 2000. Executive requirements range from one times to five times salary and are validated against market practice periodically. Trustees are expected to own an amount of Company common shares equal in value to five times the annual cash retainer paid to trustees. Senior officers and trustees are required to retain all shares until they meet the appropriate guideline.

  •
  Independent Compensation Consultant.  As further discussed below, in 2013, the Compensation Committee engaged Pay Governance LLC for these services. The Committee has reviewed the independence of Pay Governance LLC's advisory role relative to the applicable independence factors under NYSE rules. Following its review, the Committee concluded that Pay Governance LLC has no conflicts of interest, and provides the Committee with objective and independent executive compensation advisory services.

  •
  Risk Oversight.  The Compensation Committee carefully considers the risks associated with all of our incentive programs.

  •
  Prior Say-on-Pay Vote.  Our shareholders participate in an annual advisory vote on executive compensation (a "say-on-pay vote"). At our 2013 annual meeting of shareholders, over 99.7% of the votes cast in the say-on-pay vote were voted in favor of the proposal. The Compensation Committee believes this vote demonstrated of our shareholders' positive view of our compensation philosophy and policies. The Compensation Committee intends to continue to consider the results of future say-on-pay votes.

General

        As is its practice, the Compensation Committee made its final compensation determinations for 2013 at a series of meetings held early the following year, in this case on February 19, 2014 and March 17, 2014. However, the Compensation Committee reviewed progress with respect to the applicable performance metrics regularly throughout 2013. The final determination followed several preliminary discussions of the Compensation Committee regarding 2013 compensation that were held during 2013 and early in 2014. At a March 17, 2014 meeting, the Compensation Committee determined 2013 bonus and long-term incentive awards and set base salaries and targets for annual and long-term incentive awards for 2014.

Compensation Objectives

        The compensation paid or awarded to our named executive officers for 2013 and targets for 2014 were designed to meet the following objectives:

  •
  Performance Incentives.  Create a compensation structure under which a meaningful portion of total compensation relates to the Trust's actual performance, including long-term performance and to the named executive officer's individual performance.

  •
  Competitive Compensation.  Provide named executive officers the opportunity to earn competitive levels of compensation, upon achievement of Performance Incentives, taking into account the compensation paid in the marketplace at comparable companies and the compensation paid by members of our Peer Group.

  •
  Stakeholder Incentives.  Encourage the aggregation and maintenance of meaningful equity ownership, and alignment of executive and shareholder interests, by providing compensation that ties the interests of named executive officers to those of the Trust's shareholders by linking a portion of executive compensation directly to changes in shareholder value.

  •
  Retention Incentives.  Provide compensation that will attract, motivate and retain superior talent over the long-term.

Type of Compensation	Objectives Addressed
Salary	Competitive Compensation
Bonus	Performance Incentives
Competitive Compensation
Retention Incentives
Long-Term Incentive Compensation—Restricted Share Awards, Restricted Stock Units and Options to Purchase Shares	Performance Incentives Stakeholder Incentives Competitive Compensation Retention Incentives

Determination of Competitive Compensation

        The Compensation Committee met five times during 2013, including once by teleconference, to review, evaluate and determine compensation issues. The members of the Committee are professionals with substantial executive experience. Additionally, in assessing competitive compensation and performance incentives, the Compensation Committee relied on data and advice provided to it by its independent compensation consultant, Pay Governance LLC.

        In 2013 the Compensation Committee asked its independent compensation consultant to analyze the historical pay and performance alignment for the Company's named executive officers. At the time, the committee's consultant concluded that:

  •
  Our one-year TSR was between the median and 75th percentile of our Peer Group, while named executive officer pay for the year was at or below median.

  •
  Our three-year TSR was slightly below median and our three-year relative FFO/share growth was above the median of our peer group, while named executive officer pay over the same three-year period was at or below median.

        The compensation consultant provides data and advice to us on a regular basis. The compensation consultant employed its standard methodology to develop competitive compensation levels for seasoned executives having similar responsibilities, using comparative industry data derived from the NAREIT Compensation Survey and proxy data from the Peer Group companies. We believe that data regarding this Peer Group are useful with regard to an assessment of compensation for our named executive officers because they reflect industry practices and provide comparisons as to individual positions. For 2013, the REITs that comprised the Peer Group for making decisions with respect to salary, annual bonus and long-term incentive compensation are generally those that appear in the NAREIT Index as either "Industrial/Office" or "Diversified" and meet an appropriate market capitalization threshold. The Peer Group is listed below:

Alexandria Real Estate Equities, Inc.	First Industrial Realty Trust, Inc.
BioMed Realty Trust, Inc.	First Potomac Realty Trust
Boston Properties, Inc.	Highwoods Properties, Inc.
Brandywine Realty Trust	Kilroy Realty Corporation
CommonWealth REIT	Mack-Cali Realty Corporation
Corporate Office Properties Trust	Piedmont Office Realty Trust Inc.
DCT Industrial Trust	ProLogis
Douglas Emmett, Inc.	PS Business Parks, Inc.
Duke Realty Corporation	SL Green Realty Corp.
EastGroup Properties, Inc.	Washington Real Estate Investment Trust

        The Committee engages its independent compensation consultant to conduct a review of peer compensation data. The Compensation Committee has generally focused on the median of the Peer Group as a reference point for setting target compensation. The Committee uses its judgment after consultation with its independent compensation consultant to determine appropriate compensation for each named executive officer. In exercising its judgment, the Committee and its consultant must take into account the unique responsibilities and attributes of each named executive officer in its attempt to draw guidance from the Peer Group data. The Committee seeks to make certain that the compensation paid to named executive officers is both within industry practices and competitive.

        In March 2014, we made certain changes to our peer group for compensation decisions to be made regarding 2014. These changes were made to make the Peer Group after the Cabot Acquisition and to make the composition of the Peer Group more reflective of our size and asset strategy. The new peer group will consist of the following companies, which were selected:

Alexandria Real Estate Equities, Inc.	First Industrial Realty Trust, Inc.
Boston Properties, Inc.	First Potomac Realty Trust
Brandywine Realty Trust	Highwoods Properties, Inc.
Chambers Street Properties	Mack-Cali Realty Corporation
CommonWealth REIT	ProLogis
Corporate Office Properties Trust	PS Business Parks, Inc.
DCT Industrial Trust	SL Green Realty Corp.
Douglas Emmett, Inc.	STAG Industrial, Inc.
Duke Realty Corporation	Vornado Realty Trust
EastGroup Properties, Inc.	Washington Real Estate Investment Trust

Salaries

        Base salaries are set by the Compensation Committee and are designed to be competitive with the salaries paid by Peer Group companies. Historically, changes in individual base salaries are based in part on the review of the report prepared by the independent compensation consultant, which includes a review of Peer Group practices and other compensation data, and on the Committee's review of the individual's responsibility, experience and performance and increases in cost of living indices. Base salaries are reviewed for adjustment annually.

        The salaries for 2014 are set forth in the following table. Except for Mr. Fala's salary, which was established in the offer letter he entered into in December 2013, each increase represents a 3% increase over salaries as of December 31, 2013.

Name	Salary
William P. Hankowsky	$669,500
George J. Alburger, Jr.	$441,300
Robert F. Fenza.	$404,481
Michael T. Hagan	$357,200
Herman C. Fala	$357,000

Annual Incentive Program

        The principal objective of our annual incentive program is to provide an incentive tied to annual measures of financial, operating, strategic and individual performance. In setting the target level of incentive compensation opportunity, we consider competitive factors, including target total cash compensation of peers.

        For 2013, each named executive officer was eligible for a cash bonus award equal to a specified percentage of the officer's annual salary (the "Target Bonus Percentage") multiplied by a percentage (the "Bonus Multiplier"). For 2013, Target Bonus Percentages were 105% for the Chief Executive Officer and 85% for the other named executive officers, and the maximum bonus percentage was 300% of annual salary for the Chief Executive Officer and 170% of annual salary for the other executive officers. For 2014, the Committee increased Mr. Hankowsky's target bonus percentage to 115% of salary to provide Mr. Hankowsky a compensation opportunity that is nearer that of the peer group median.

        The determination of the bonus awards earned for 2013 was based on a two step process. The first step in the process required the Compensation Committee to consider the Trust's achievement of its FFO per share goals in order to fund the bonus pool. The second step required the Compensation Committee to allocate the funded bonus pool in accordance with the bonus score card. The score card set forth a number of goals, which included metrics with respect to the Trust's FFO both in absolute terms and relative to the growth in FFO per share of the Peer Group companies. The score card also measured the Trust's performance against a broad group of operational metrics approved by the Compensation Committee, including net operating income and general and administrative expenses, as well as execution of the Trust's capital plan, with respect to acquisitions, dispositions, development, and average occupancy.

        Our goals for 2013 reflected our strategy in that the Company anticipated that it would be an active seller of suburban office properties and that we would acquire or commence development of industrial and metro-office properties. However, these goals, and our internal financial targets, did not reflect or anticipate the completion of the Cabot Acquisition and the related financing transactions. In recognition of having completed these transactions, we adjusted our calculations of performance metrics related to compensation. Factoring in these adjustments, we determined that, among other goals, we exceeded our internal targets as to guidance FFO, acquisitions, dispositions and development starts, but did not achieve targets for net operating income, development deliveries, general and administrative expenses and occupancy. We also experienced FFO growth between the 25th percentile and median relative to our Peer Group (as defined below), again factoring in the adjusted calculations. Taking into account all these elements, payments were made with respect to the score card portion of the annual incentive plan in an amount which reflected performance at 120% of target. Payments made for the individual MBO portion varied depending on the Compensation Committee's determination of each named executive officer's achievement of the stated goals. To determine the bonus, the Committee applied an 80% weighting to the overall Trust-based part of the formula and a 20% weighting to the individual part of the formula.

        With respect to these measures, the goals pre-established by the Compensation Committee for 2013, the actual performance by the Trust for 2013 and the performance by the Trust, as adjusted for the impact of the Cabot Acquisition and the related transactions, were as follows:

  •
  FFO per common share (projected $2.60 to $2.70; actual $2.49; Cabot Acquisition-adjusted $2.66);

  •
  core net operating income (target $473.7 million; actual and Cabot Acquisition-adjusted $468.5 million);

  •
  general and administrative expenses (target $62.0 million; actual $75.5 million; Cabot Acquisition-adjusted $66.9 million); and

  •
  growth in FFO per common share relative to the Peer Group—between the 25th percentile and median relative to our Peer Group.

        The Compensation Committee, after considering the formula described above, determined that the named executive officers were entitled to bonuses at the target level times 120% with respect to the bonus scorecard (80%) and at various levels with respect to the individual part (20%) of the formula. The dollar amounts of annual bonus awards for 2013 are as follows:

Name	Amount
William P. Hankowsky	$954,041
George J. Alburger, Jr.	$463,636
Robert E. Fenza	$397,216
James J. Bowes	$303,148
Michael T. Hagan	$386,162

        Consistent with a long-standing policy adopted by the Compensation Committee for all employees, our named executive officers have the option of taking common shares, with sale restrictions, in lieu of a cash bonus awarded to them at the rate of shares equal to 120% of the cash value of the bonus or the portion thereof for which common shares are substituted, less applicable withholding tax. These shares encourage share ownership and further align employee and shareholder interest. Dividends are paid on common shares issued pursuant to such awards and restrictions on sale related to such awards will expire on March 17, 2015.

        The annual bonus award payments are reflected in two separate columns of the Summary Compensation Table. The portion of the payment taken by the named executive officer in cash appears in the "Non-Equity Incentive Plan Compensation" column, while the portion which the named executive officer elected to take in common shares appears in the "Share Awards" column.

Long-Term Incentive Program—Equity-Based Compensation

Summary of the Executive Officer Long-Term Incentive Program

        Historically, the Compensation Committee has operated a long-term incentive compensation ("LTI") program for named executive officers. Under this program, each named executive officer is eligible to receive an LTI grant with an award value that is a targeted percentage of salary, subject to adjustment based on performance.

        In 2008, the Compensation Committee approved the Liberty Property Trust 2008 Long-Term Incentive Plan (the "Executive Officer Plan"), with the purpose of enhancing and refining the performance incentives provided to the named executive officers. The Executive Officer Plan changed the LTI program for named executive officers to make the program a more forward looking, performance oriented incentive plan in which the Trust's performance is measured against that of the Peer Group. The Executive Officer Plan contemplates annual awards in the target amount noted above, with two-thirds of the amount awarded as restricted stock units and one-third as options to purchase, once vested, common shares at the fair market value on the date of the Award. A portion of the restricted stock units are at risk based on the Company's relative total shareholder return performance over the three-year period following the award and a portion of the restricted stock units are at risk based on the Company's operational performance. The value of the options is dependent on share price appreciation.

        Since the commencement of the Executive Officer Plan, the performance metrics for the restricted stock units have been annual performance measured by "funds from operations" (the "FFO Portion") and the Company's three-year total shareholder return as compared to the Peer Group (the "TSR Portion"). The restricted stock units are divided evenly between the FFO Portion and the TSR Portion. The FFO Portion is split into three equal pieces, corresponding to each of the three-years of the relevant Award Period. The Compensation Committee adopts a schedule of performance metrics for the restricted stock portion of each Award, listing the threshold at which actual FFO Portion and TSR Portion will accrue, in relation to the specified target levels. These stipulated percentages of the target level range from a threshold of 72.5% for named executive officers, other than chief executive officer, for whom the threshold is 120% to a maximum of 242% for named executive officers, other than the chief executive officer, for whom the maximum is 515%. The Compensation Committee retains discretion to reduce the Award from the prescribed level as it deems fit.

        Although performance against the FFO Portion is determined, and thus "earned," annually over the Award Period, the FFO Portion is not payable until the end of the three-year Award Period (i.e. the expiration of three-years). The TSR Portion is measured over the entire three-year Award Period. The Compensation Committee believes that this forward looking approach supports a long-term focus by the named executive officers. Additionally, given the overlapping nature of the annual LTI awards, each with a three-year award period, the Committee believes that the Executive Officer Plan provides a significant retention benefit as the entire award is subject to forfeiture in the event the named executive officer voluntarily terminates employment with the Company. The Executive Officer Plan provides for a scaled vesting of the award in the event of the retirement of the named executive officer.

        The Committee also believes that the option portion of the named executive officers' long-term incentive supports a long-term focus by the named executive officers. Delivery of one-third of the target value of the LTI Award in options aligns with shareholder interest in that the options have no value unless the price of the Company's shares increases after the award date.

        Since the options vest over a three-year period, this instrument also contains a retention feature in that they are subject to forfeiture in the event the named executive officer voluntarily terminates. The options are subject to a scaled vesting in the case of retirement, similar to the restricted stock units.

Performance in 2013

        The year 2013 was the final performance year of the 2011 award under the Executive Officer Plan and as a result the Committee was required to review the Company's three-year TSR performance under the TSR portion of the award made in 2011 as well as evaluate the Company's annual performance under the FFO Portion of the awards made in 2011, 2012 and 2013.

        As to the FFO Portion, the named executive officers were determined to have earned the target amount times 120% in 2013 for the FFO Portion of the awards made in 2011, 2012 and 2013.

        As to the TSR Portion, only the 2011 Award needed to be considered. The Company's three-year TSR was 25%. In accordance with the metrics adopted at the time of the original award in 2011 the named executive officers were determined to have earned 92% of the target amount. As a result of these determinations, the awards (taken together from prior awards during the performance period) are set forth below.

William P. Hankowsky

	2011						2012			2013
	FFO Portion			TSR Portion			FFO Portion			FFO Portion
	Share Target	Shares Awarded		Share Target	Shares Awarded		Share Target	Shares Awarded		Share Target	Shares Awarded
Year 1	4,228	6,203	(1)				4,437	4,437	(2)	3,950	5,309	(3)
Year 2	4,228	4,228	(2)				4,437	5,963	(3)
Year 3	4,229	5,074	(3)	12,685	11,719	(3)

        Through the Record Date, Mr. Hankowsky also accrued an aggregate of 9,078 restricted stock units through the reinvestment of dividends accrued on the restricted stock units awarded. This dividend amount includes dividends on the unvested units outstanding for the TSR and FFO portions of the 2012 and 2013 awards which are not shown in the table above.

George J. Alburger, Jr.

	2011						2012			2013
	FFO Portion			TSR Portion			FFO Portion			FFO Portion
	Share Target	Shares Awarded		Share Target	Shares Awarded		Share Target	Shares Awarded		Share Target	Shares Awarded
Year 1	1,946	2,855	(1)				1,958	1,958	(2)	1,743	2,092	(3)
Year 2	1,946	1,946	(2)				1,958	2,350	(3)
Year 3	1,947	2,336	(3)	5,839	5,394	(3)

        Through the Record Date, Mr. Alburger also accrued an aggregate of 4,098 restricted stock units through the reinvestment of dividends accrued on the restricted stock units awarded. This dividend amount includes dividends on the unvested units outstanding for the TSR and FFO portions of the 2012 and 2013 awards which are not shown in the table above.

Robert E. Fenza

	2011						2012			2013
	FFO Portion			TSR Portion			FFO Portion			FFO Portion
	Share Target	Shares Awarded		Share Target	Shares Awarded		Share Target	Shares Awarded		Share Target	Shares Awarded
Year 1	1,800	2,641	(1)				1,795	1,795	(2)	1,598	1,918	(3)
Year 2	1,800	1,800	(2)				1,795	2,154	(3)
Year 3	1,801	2,160	(3)	5,401	4,990	(3)

        Through the Record Date, Mr. Fenza also accrued an aggregate of 3,775 restricted stock units through the reinvestment of dividends accrued on the restricted stock units awarded. This dividend amount includes dividends on the unvested units outstanding for the TSR and FFO portions of the 2012 and 2013 awards which are not shown in the table above.

James J. Bowes

	2011						2012			2013
	FFO Portion			TSR Portion			FFO Portion			FFO Portion
	Share Target	Shares Awarded		Share Target	Shares Awarded		Share Target	Shares Awarded		Share Target	Shares Awarded
Year 1	1,581	2,319	(1)				1,585	1,585	(2)	1,411	1,693	(3)
Year 2	1,581	1,581	(2)				1,585	1,902	(3)
Year 3	1,582	1,898	(3)	4,744	4,383	(3)

        Through the Record Date, Mr. Bowes also accrued an aggregate of 3,324 restricted stock units through the reinvestment of dividends accrued on the restricted stock units awarded. This dividend amount includes dividends on the unvested units outstanding for the TSR and FFO portions of the 2012 and 2013 awards which are not shown in the table above.

Michael T. Hagan

	2011						2012			2013
	FFO Portion			TSR Portion			FFO Portion			FFO Portion
	Share Target	Shares Awarded		Share Target	Shares Awarded		Share Target	Shares Awarded		Share Target	Shares Awarded
Year 1	1,557	2,284	(1)				1,585	1,585	(2)	1,411	1,693	(3)
Year 2	1,557	1,557	(2)				1,585	1,902	(3)
Year 3	1,557	1,868	(3)	4,671	4,315	(3)

        Through the Record Date, Mr. Hagan also received an aggregate of 3,296 restricted stock units through the reinvestment of dividends accrued on the restricted stock units awarded. This dividend amount includes dividends on the unvested units outstanding for the TSR and FFO portions of the 2012 and 2013 awards which are not shown in the table above.

(1)
Determined by the Compensation Committee in 2012.

(2)
Determined by the Compensation Committee in 2013.

(3)
Determined by the Compensation Committee in 2014.

        When the Trust's common shares are issued with respect to the Awards they underlie, they will be issued under the Share Incentive Plan, and will generally be subject to the terms and conditions of that plan.

2014 LTI Award

        At the Compensation Committee's March 17, 2014 meeting, the Compensation Committee made Awards under the Executive Officer Plan for 2014. The Awards consisted of the following:

Name	Number of Options(1)	Number of RSUs in First Portion/FFO Portion(2)	Number of RSUs in Second Portion/TSR Portion(3)
William P. Hankowsky	130,634	14,375	14,374
George J. Alburger, Jr.	52,023	5,725	5,724
Robert E. Fenza	47,683	5,247	5,247
Michael T. Hagan	42,109	4,634	4,633
Herman C. Fala	42,085	4,631	4,631

(1)
The options have an exercise price of $37.26, the closing price of the common shares on the New York Stock Exchange on March 17, 2014, the date of grant. The number of options was determined based on a per option value of $4.10, the Black-Scholes value of the options as of March 17, 2014.

(2)
The RSUs constituting the FFO Portion are split into three equal pieces, corresponding to each of the three-years in the relevant Award Period. One-third of the RSUs may be earned with respect to each year in the Award Period, but will be payable to the participant at the end of the Award Period.

(3)
The RSUs constituting the TSR Portion are eligible to be earned on the basis of TSR for the full Award Period. The determination of whether the Second Portion is earned and payable shall be made at the end of the Award Period.

        The Committee determined that the performance metric set forth for Year 1 of the FFO Portion of the 2014 Award would also apply to Year 3 of the 2012 Performance Period Award and Year 2 of the 2013 Performance Period Award. The FFO metric is based on the Trust's achievement of FFO goals.

General Terms of the Restricted Stock Units and Options

        Awards under the Executive Officer Plan have the following general features:

        Restricted Stock Units.    A "restricted stock unit" (or "RSU") under the Executive Officer Plan consists of a legally-binding promise to pay the named executive officer a certain number of the common shares at the end of the Award Period (as defined below), to the extent certain performance criteria are met or exceeded.

        The RSUs shall be eligible to be earned over the three-year period (the "Award Period"), and shall be further subdivided into (i) a portion earned ratably over the Award Period on a year-by-year basis (each year constituting a related "Performance Period"), using a specific performance measure (the "First Portion"), and (ii) a portion earned over the full Award Period, using another specific performance measure (the "Second Portion"). Neither portion, however, would be payable until the end of the three-year Award Period. Any dividends that accumulate prior to the end of the Award Period will be paid if and when the related RSUs are redeemed and paid.

        Under the Executive Officer Plan, the Compensation Committee has the ability to utilize a wide variety of performance measures on which to base each particular year's grant of RSUs, and will act each year to designate the specific performance measures for that year. For the Awards granted for 2014, these two measures were based, respectively, on the amount of the Trust's "funds from operations" (the "FFO Portion") for the First Portion of the Award, and total shareholder return (the

"TSR Portion") as compared to a relevant peer group for the Second Portion of the Award. The Compensation Committee adopted a performance metrics schedule for the 2014 Award, listing the threshold at which actual FFO Portion and TSR Portion will accrue, in relation to the specified target levels. These levels provide for specified awards upon attainment of stipulated percentages of the target level with a maximum of 242% for named executive officers, other than the chief executive officer, for whom the maximum is 515%, with the Compensation Committee retaining discretion to reduce the Award from the applicable prescribed level as it deems fit.

        The RSUs that comprise the First Portion will be split into three equal pieces, corresponding to each of the three-years in the relevant Award Period. Depending on how each year's performance compares to the projected performance for that year using an annually-determined performance schedule, a portion of the related RSUs will be deemed earned for that year, and will be payable to the participant in common shares (under the terms of the Share Incentive Plan) at the end of the Award Period. The RSUs that comprise the Second Portion are eligible to be earned on the basis of total shareholder return for the relevant Award Period relative to the Peer Group, using a pre-determined performance schedule. The Second Portion will be deemed earned and payable to the participant in common shares (under the terms of the Share Incentive Plan) at the end of the Award Period.

        If a recipient of an Award quits or is discharged for cause prior to the end of the Award Period, all RSUs will be forfeited, even if they have (in the case of the First Portion that accrues on a year-by-year basis) already been earned. If the recipient of the Award terminates by reason of death, disability or "Retirement" (as defined in Share Incentive Plan) prior to the end of the Award Period, units would be payable at the end of the Award Period based on actual attainment within each Performance Period, and would not, in the cases of death, disability or termination without cause, be pro-rated for short service. The Executive Officer Plan also includes several common restrictive covenants and other provisions, subject to the Compensation Committee's discretion, that would trigger forfeiture of an Award.

        Options.    Stock options granted under the Executive Officer Plan will be vested (and thus exercisable) solely on the basis of time and continued employment, with no regard to any performance criteria, at a rate of 20% of the total option component at the end of the first anniversary of the date of grant, 30% on the second anniversary, and the remainder on the third anniversary. In addition, they will become immediately vested and exercisable in full if the optionee ceases to be employed by, or provide services to, the Trust by reason of death or disability or, subject to a sliding scale, Retirement. These terms and conditions are, generally, the terms and conditions that currently govern options granted to employees as part of the Trust's LTI program.

Overall 2013 Compensation

        The tables that follow this Compensation Discussion and Analysis set forth the compensation that our named executive officers were paid in 2013. In certain cases, however, decisions regarding compensation for 2013 services performed by our named executive officers were made in March 2014. In order to provide additional clarification on all compensation paid in consideration of 2013 performance, we are providing the following table. It should not be read as a replacement of the tables appearing following this Compensation Discussion and Analysis, but as a supplement thereto. The amounts reflected in this table include:

  •
  2013 annual salary;

  •
  2013 annual bonus award (bonus paid in 2014 in consideration of 2013 performance);

  •
  Other compensation paid in 2013;

  •
  Dividends on special restricted share awards;

  •
  Options granted in 2013; and

  •
  RSUs earned for 2013 under the 2013, 2012 and 2011 awards made under the Executive Officer Plan.

        This table does not include (i) the special awards of 10,735, 6,710 and 6,710 restricted common shares to Messrs. Hankowsky, Alburger and Hagan on March 17, 2014, which vest over a period of five years provided that Messrs. Hankowsky, Alburger and Hagan continue to be employed by the Trust (subject to vesting on death, disability or, for Messrs. Alburger and Hagan, retirement), and which awards are shown as compensation for 2013 in the Summary Compensation Table, or (ii) the options that were awarded on March 17, 2014, which are described below under "2014 Compensation Developments—2014 LTI Awards."

Name	Salary	Annual Bonus(a)	All Other Compensation(b)	Total Cash Compensation	Dividends on Special Restricted Share Awards	2013 Options	RSUs Earned in 2013 Under 2011 Grant	RSUs Earned in 2013 Under 2012 Grant	RSUs Earned in 2013 Under 2013 Grant
William P. Hankowsky	$634,125	$954,041	$3,564	$1,591,730	3,835	64,539	20,807	6,710	5,522
George J. Alburger, Jr.	$428,400	$463,636	$7,358	$899,394	388	28,481	2,680	9,577	2,186
Robert E. Fenza	$392,700	$397,216	$2,822	$792,738	—	26,108	8,859	2,456	2,004
James J. Bowes	$307,452	$303,148	$75,850	$686,450	—	23,056	7,782	2,169	1,769
Michael T. Hagan	$346,800	$386,162	$2,822	$735,784	54	23,056	7,661	2,169	1,769

(a)
Consistent with a policy adopted by the Compensation Committee for all employees, our named executive officers have the option of taking common shares in lieu of a cash bonus awarded to them at the rate of shares equal to 120% of the cash value of the bonus or the portion thereof for which common shares are substituted, less applicable withholding tax. Messrs. Hankowsky, Alburger, Fenza and Hagan exercised this option as to all or a portion of their entire annual bonuses and were awarded 13,458, 10,361, 4,740 and 7,235 common shares, respectively.

(b)
Includes (i) $3,564, $6,858, $2,322, $3,267 and $2,322 paid by the Trust to purchase term life insurance policies for each of Messrs. Hankowsky, Alburger, Fenza, Bowes and Hagan; (ii) $500 paid to each named executive officer as a holiday bonus with the exception of Messrs. Hankowsky and Bowes; this amount is paid to each employee of the Trust; and (iii) $72,583 paid to Mr. Bowes for 2013 with respect to accrued vacation time.

Special Awards

        At the March 17, 2014 meeting, the Committee approved grants under the Share Incentive Plan of 10,735, 6,710 and 6,710 restricted common shares to Messrs. Hankowsky, Alburger and Hagan, respectively. These grants were in recognition of the recipients' efforts with respect to the completion during 2013 of significant progress in the advancement of the Company's strategy. The restrictions on these shares will lapse in equal installments on the first five anniversaries of the date of grant, subject to accelerated vesting upon the reporting person's death, disability or, in the cases of the awards to Messrs. Alburger and Hagan, retirement (each as defined in the Share Incentive Plan).

Share-Based Award Grant Practices

        In 2013, we followed practices for the grant of share-based awards consistent with the manner in which we have historically granted such awards. Among other things, these practices encompass the following principles:

  •
  Annual share-based awards are approved annually by the Compensation Committee at a meeting held promptly after the data required by the compensation formula become available; these meetings are scheduled, and the annual grants are made, without regard to anticipated earnings or other major announcements by the Trust or to whether executive officers or non-employee trustees are in possession of material, non-public information.

  •
  While share-based awards other than annual awards may be granted, such awards will not be made to executive officers if the Compensation Committee is aware that they are in possession of material, non-public information.

  •
  The Compensation Committee has established that options are granted only on the date the Compensation Committee meets to approve the grant and with an exercise price equal to the fair market value on the date of grant.

  •
  Backdating of options is prohibited.

Management Severance Plan

        We have a management severance plan for a group of senior officers, including our named executive officers. Various aspects of this plan are described under "Payments upon Termination Events, Including Following a Change of Control." The management severance plan provides for payments and other benefits to each of the named executive officers if we terminate the executive's employment without cause or if the executive terminates employment for "good reason" within two years following a change of control. The management severance plan also provides that if the total payments to any of our named executive officers under the terms of the management severance plan are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), we will make an additional payment to certain named executive officers which payment is designed so that, after payment of all excise taxes and any other taxes payable in respect of the additional payment, the named executive officer will retain the same amount as if no excise tax had been imposed. See "Tax Considerations" below for further information regarding the excise tax reimbursement.

Tax Considerations

        Under Section 162(m) of the Code, a publicly-held corporation may not deduct more than $1 million in a taxable year for certain forms of compensation made to the chief executive officer and certain other officers listed on the Summary Compensation Table. Our policy is to seek to preserve the federal income tax deductibility of compensation paid to our executives, and our annual bonus and equity awards have generally been structured to preserve deductibility under Section 162(m). Nevertheless, we retain the flexibility to authorize compensation that may not be deductible if it is in the best interests of our company. We believe that the compensation paid to our executives for 2013 was deductible.

        As noted above, under the management severance plan, we will make additional payments to our named executive officers if payments to them resulting from a change of control are subject to the excise tax imposed by Section 4999 of the Code. We included this provision in the management severance plan in order to enhance the motivation of our named executive officers to further increase shareholder value while remaining employed by us. We believe that these incentives would be frustrated by the possible imposition of the need for our executive officers to pay an excise tax upon the receipt of their change of control benefit under the management severance plan, and we do not believe that the provisions of the management severance plan should provide even a potential disincentive to our named executive officers' pursuit of a change of control that otherwise might be in the best interests of the Trust and its shareholders. Accordingly, we determined to provide payment to reimburse our named executive officers for any excise taxes payable in connection with the change-in-control payment, as well as any taxes that accrue as a result of our reimbursement. We believe that this determination is appropriate given our named executive officers' collective record in seeking to enhance shareholder value.

        However, in April 2011, our Compensation Committee determined to eliminate these tax gross-ups (except with respect to participants in the severance plan who are currently entitled to a gross-up), and thus no new participants in the plan will be entitled to a tax gross-up for excise taxes. Additionally, no new tax gross-ups will be included in any other compensation awards.

Role of Executive Officers in Determining Executive Compensation for Named Executive Officers

        In connection with our 2013 compensation, Pay Governance LLC provided data and Ms. Hosansky, the Trust's Senior Vice President—Human Resources, provided general support to the Compensation Committee to assist it in determining compensation levels. Mr. Hankowsky made recommendations as to named executive officers, but not as to his own compensation. While the Compensation Committee utilized this information, and valued Mr. Hankowsky's observations with regard to other named executive officers, the ultimate decisions regarding executive compensation were made by the Compensation Committee.

Share Ownership Guidelines

  Share Ownership of Senior Officers

        Consistent with an emphasis on higher standards of corporate governance, we believe that the investment community values share ownership by senior management and that, by holding an equity position in the Trust, officers demonstrate their commitment to and belief in the long-term profitability of the Trust. Accordingly, the Board believes that ownership of Company shares by officers should be encouraged, and has established ownership guidelines applicable to the Trust's officers at the Senior Vice President level and above.

        The policy states that each covered officer should seek to acquire and maintain a level of ownership of Company common shares (determined based on the fair market value of such shares from time to time as a multiple of the officer's base salary) as follows: Chief Executive Officer: 5x; Chief Operating Officer, Chief Financial Officer, Chief Investment Officer and General Counsel: 3x; and Senior Vice Presidents: 1x.

        The policy stipulates that the covered officers should work toward achieving these levels of ownership with the objective of meeting the requirements within five years of becoming subject to these requirements. Once a covered officer has achieved the targeted level of share ownership, the policy states that he or she (i) should maintain at least that level of ownership for the duration of his or her tenure with the Trust and (ii) should, within three-years after receiving an increase in salary or a promotion, seek to achieve the resulting greater target level of ownership.

        The policy recognizes the following sources of share ownership for purposes of determining whether the above ownership target is satisfied:

  •
  Company common shares acquired by a covered officer, including unvested restricted share awards and restricted stock units;

  •
  Units of limited partnership interest in Liberty Property Limited Partnership; and

  •
  Company common shares owned directly by a covered officer's spouse or minor children who reside with the covered officer, or held in a trust established for estate and/or tax planning purposes that is revocable by the covered officer and/or his or her spouse.

        For purposes of determining whether the ownership target is satisfied, shares underlying outstanding options are not included.

        The policy further mandates that until such time as a covered officer has attained the applicable target ownership level, he or she must retain common shares obtained as a result of a share award, unless the Board otherwise permits.

  Share Ownership of Trustees

        The Board believes that trustees should be shareholders and have a financial stake in the Trust. In furtherance of this belief, non-management trustees are paid a portion of their annual fees in the Trust's common shares.

        Additionally, the trustees are expected to own an amount of Company common shares equal in value to five times the annual cash retainer paid to trustees. All trustees (except for Ms. Dietze, who recently joined the Board and will have an appropriate amount of time to attain the prescribed level) are in compliance with this requirement.

Perquisites and Other Personal Benefits

        In addition to the components noted above, our compensation program may also include various benefits, such as health insurance plans and pension, profit sharing and retirement plans in which substantially all of the Trust's employees participate. At the present time, the only plans in effect are health, dental, life and disability insurance plans, a 401(k) plan, a flexible spending insurance program, an employee share purchase plan and the severance plan for certain senior officers of the Trust described under "Management Severance Plan."

 Summary Compensation Table

        The following table shows, for the years ended December 31, 2013, 2012 and 2011, the compensation paid or accrued by the Trust and its subsidiaries, including the Operating Partnership, to our named executive officers.

Name and Principal Position	Year	Salary	Bonus	Share Awards(1)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
William P. Hankowsky	2013	$634,125	$—	$1,559,193	$469,200	$317,696	$305,375	$3,285,589
President and Chief	2012	$575,000	$—	$4,570,283	$460,000	$—	$347,571	$5,952,854
Executive Officer	2011	$535,000	$—	$1,228,745	$428,486	$310,000	$296,930	$2,799,161
George J. Alburger, Jr.	2013	$428,400	$500	$904,754	$207,060	$—	$93,521	$1,634,235
Executive Vice President	2012	$420,000	$500	$1,362,927	$203,000	$—	$138,008	$2,124,435
and Chief Financial Officer	2011	$408,000	$500	$844,366	$197,239	$—	$145,949	$1,596,054
Robert E. Fenza	2013	$392,700	$500	$575,271	$189,805	$183,486	$69,240	$1,411,002
Executive Vice President	2012	$385,000	$500	$880,916	$186,083	$224,986	$73,334	$1,750,819
and Chief Operating Officer	2011	$377,400	$500	$493,709	$182,446	$232,562	$88,185	$1,374,802
James J. Bowes	2013	$307,452	$—	$281,849	$167,620	$303,148	$134,799	$1,194,868
General Counsel(5)	2012	$340,000	$500	$688,472	$164,333	$281,486	$64,963	$1,539,754
	2011	$331,500	$500	$320,857	$160,257	$305,000	$77,492	$1,195,606
Michael T. Hagan	2013	$346,800	$500	$747,056	$167,620	$—	$69,604	$1,331,586
Chief Investment Officer	2012	$340,000	$500	$1,099,093	$164,333	$—	$71,937	$1,675,863
	2011	$326,400	$500	$681,479	$157,791	$—	$84,192	$1,250,362

(1)
Consists of RSUs granted in 2013 including those RSUs related to 2012 performance objectives valued at the March 18, 2013 share price ($39.59) as follows:

Name	2013 Grant	Net Increase (Reduction) After Application of 2012 Multiplier
William P. Hankowsky	23,702	(4,131)
George J. Alburger, Jr.	10,460	(1,902)
Robert E. Fenza	9,588	(1,759)
James J. Bowes	8,468	(1,545)
Michael T. Hagan	8,468	(1,521)

  A portion of the amounts shown in this column reflects the elections by Messrs. Hankowsky, Alburger, Fenza and Hagan, consistent with a policy adopted by the Trust's Compensation Committee with respect to employee annual performance non-equity incentive compensation, which we sometimes refer to as annual bonus, to receive common shares in lieu of cash for all or part of their annual bonus compensation for 2013, 2012 or 2011. By making such elections, these individuals received shares equal to 120% of the cash value of such bonus or portion thereof, less applicable withholding tax (the "Bonus Value"). Each executive received the number of common shares able to be purchased with the dollar amount of the Bonus Value based on the closing price of the common shares on the New York Stock Exchange on March 17, 2014 ($37.26) for bonuses included in 2013 compensation, March 18, 2013 ($39.59) for bonuses included in 2012 compensation or March 16, 2012 ($34.56) for bonuses included in 2011 compensation. Pursuant to these elections, Messrs. Hankowsky, Alburger, Fenza and Hagan were awarded 13,458, 10,361, 4,740 and 7,235 common shares, respectively, as 2013 compensation, 8,864, 9,011, 1,736 and 7,163 common shares, respectively, as 2012 compensation, and 6,079, 7,843, 2,246 and 6,291 common shares, respectively, as 2011 compensation. Dividends will be paid on the common shares issued pursuant to such awards. The contractual restrictions on sale related to such awards will expire on March 17, 2015 for the awards made as 2013 compensation and expired on March 18, 2014 for the awards made as 2012 compensation and March 16, 2013 for the awards made as 2011 compensation.

(2)
For information regarding the assumptions made in the valuations of these amounts, see Footnote 15 to the Trust's financial statements for the year ended December 31, 2013 included in the Trust's Annual Report on Form 10-K for that year.

(3)
This column shows amounts of annual performance non-equity incentive compensation for 2013, 2012 and 2011 taken by the named executive officers in cash.

(4)
Consists of amounts paid by the Trust to purchase term life insurance policies for the Messrs. Hankowsky, Alburger, Fenza, Bowes and Hagan as follows: $3,564, $6,858, $2,322, $3,267 and $2,322 for Messrs. Hankowsky, Alburger, Fenza, Bowes and Hagan, respectively, for 2013; $3,564, $6,858, $2,322, $2,322, and $2,322 for Messrs. Hankowsky, Alburger, Fenza, Bowes

  and Hagan, respectively, for 2012; and $570 each for 2011. Includes dividends paid on unvested shares to Messrs. Hankowsky, Alburger, Fenza, Bowes and Hagan as follows: $821, $349, $353, $304, and $464, respectively, for 2012; and $4,711, $1,997, $2,024, $1,743 and $2,479, respectively, for 2011. Includes unvested reinvested dividends paid on unvested restricted shares on retention awards made to Messrs. Hankowsky, Alburger and Hagan as follows: $140,257, $13,967 and $1,956, respectively, for 2013; $174,783, $54,015 and $7,562, respectively, for 2012; and $85,838, $50,851 and $7,119, respectively, for 2011. Includes unvested reinvested dividends paid on RSUs issued to Messrs. Hankowsky, Alburger, Fenza, Bowes and Hagan as follows: for 2013, $161,554, $72,696, $66,918, $58,949, and $58,611, respectively; for 2012, $168,403, $76,786, $70,659, $62,337 and $61,589, respectively; and for 2011, $205,811, $92,531, $85,591, $75,180 and $74,024, respectively. Includes $72,583 paid to Mr. Bowes for 2013 with respect to accrued vacation time.

(5)
Mr. Bowes passed away in November 2013.

Grants of Plan Based Awards

        The following table summarizes plan based awards made to each of the named executive officers for 2013 under the Trust's compensation plans:

					All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Securities Underlying Options(4)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)					Exercise or Base Price of Option Awards	Grant Date Fair Value of Share and Option Awards(5)
	Grant Date(1)
Name		Threshold	Target	Maximum
William P. Hankowsky	N/A	$332,916	$665,831	$1,902,375	—	—	—	—
	3/18/2013	—			23,702	—	—	$938,400
	3/18/2013	—	—	—	—	64,539	$39.59	$469,200
George J. Alburger, Jr.	N/A	$182,070	$364,140	$728,280	—	—	—	—
	3/18/2013	—	—	—	10,460	—	—	$414,120
	3/18/2013	—	—	—	—	28,481	$39.59	$207,060
Robert E. Fenza.	N/A	$166,898	$333,795	$667,590	—	—	—	—
	3/18/2013	—	—	—	9,588	—	—	$379,610
	3/18/2013	—	—	—	—	26,108	$39.59	$189,805
James J. Bowes	N/A	$130,667	$261,334	$522,668	—	—	—	—
	3/18/2013	—	—	—	8,468	—	—	$335,240
	3/18/2013	—	—	—	—	23,056	$39.59	$167,620
Michael T. Hagan	N/A	$147,390	$294,780	$589,560	—	—	—	—
	3/18/2013	—	—	—	8,468	—	—	$335,240
	3/18/2013	—	—	—	—	23,056	$39.59	$167,620

(1)
March 18, 2013 represents the date on which the Board of Trustees (i) set the range of potential annual bonus awards for 2013 performance by named executive officers, and (ii) made Awards under the Executive Officer Plan to the named executive officers for 2012. These Awards were determined in reference to the performance established by the Board at its March 16, 2012 meeting. At the March 18, 2013 meeting, the Board also established the range of potential Awards under the Executive Officer Plan for 2013 performance.

(2)
This award reflects the range of potential annual bonus available to be earned by the named executive officer for 2013. The actual amounts earned for 2013 pursuant to the annual bonus program are set forth in the Summary Compensation Table under "Non-Equity Incentive Plan Compensation" (or, where the named executive officer chose to take all or a portion of his annual bonus in the form of restricted shares, under "Share Awards"), and are also set forth in the table below. Each named executive officer's annual bonus is a function of salary, with each named executive officer able to earn a specified percentage of his salary (105% for chief executive officer and 85% for chief operating officer, chief financial officer, chief investment officer and chief legal officer), subject to adjustment based on performance. The base amount of the bonus was calculated in accordance with the two step process discussed under "Compensation Discussion and Analysis—Annual Bonus Program."

          The dollar amounts of the actual awards under the annual bonus program for 2013 performance, determined by the Board at its March 17, 2014 meeting, were as follows:

Name	Dollar Value(a)
William P. Hankowsky	$954,041
George J. Alburger, Jr.	$463,636
Robert E. Fenza	$397,216
James J. Bowes	$303,148
Michael T. Hagan	$386,162

(a)
See footnote (1) to the Summary Compensation Table for a discussion of the election by some of the named executive officers to receive common shares in lieu of cash for all or part of their annual bonus compensation for 2013.
(3)
This column shows the RSU component of the Awards made under the Executive Officer Plan on March 18, 2013.

(4)
This column shows the share option component of the Awards made under the Executive Officer Plan on March 18, 2013.

(5)
The value of the restricted share awards was based on the closing price of the common shares on the New York Stock Exchange on March 18, 2013 of $39.59. The value of the share options reflects the Black-Scholes value per option ($7.27) as of March 16, 2013, based on:

•
6 year expected life

•
35.6% expected volatility

•
1.1% risk free interest rate

•
5.4% dividend yield

 Outstanding Equity Awards at Fiscal Year-End

        The following table contains information concerning outstanding equity awards held by each of the named executive officers as of December 31, 2013:

	Option Awards						Share Awards
												Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1)
										Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested
				Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options
									Market Value of Shares or Units That Have Not Vested(1)
	Number of Securities Underlying Unexercised Options						Number of Shares or Units That Have Not Vested
					Option Exercise Price	Option Expiration Date
Name	Exercisable	Unexercisable
William P. Hankowsky	49,172	—		—	$43.45	3/16/2014	—		—	—		—
	30,550	—		—	$40.35	3/16/2015	—		—	—		—
	14,982	—		—	$48.54	3/16/2016	—		—	—		—
	18,926	—		—	$49.74	3/19/2017	—		—	—		—
	106,391	—		—	$32.71	3/16/2020	—		—	—		—
	34,334	34,334	(2)	—	$33.77	2/28/2021	—		—	—		—
	14,024	56,098	(3)	—	$34.56	3/16/2022	—		—	—		—
	—	64,539	(4)		$39.59	3/18/2023	88,225	(5)	$2,988,181	69,609	(10)	$2,357,657
George J. Alburger, Jr.	22,083	—		—	$43.45	3/16/2014	—		—	—		—
	12,590	—		—	$40.35	3/16/2015	—		—	—		—
	6,269	—		—	$48.54	3/16/2016	—		—	—		—
	8,011	—		—	$49.74	3/19/2017	—		—	—		—
	76,720	—		—	$31.20	3/28/2018	—		—	—		—
	52,477	—		—	$32.77	3/16/2020	—		—	—		—
	15,805	15,804	(2)	—	$33.77	2/28/2021	—		—	—		—
	6,189	24,756	(3)	—	$34.56	3/16/2022	—		—	—		—
	—	28,481	(4)		$39.59	3/18/2023	16,253	(6)	$550,489	31,107	(11)	$1,053,594
Robert E. Fenza	23,603	—		—	$43.45	3/16/2014	—		—	—		—
	12,899	—		—	$40.35	3/16/2015	—		—	—		—
	6,423	—		—	$48.54	3/16/2016	—		—	—		—
	8,125	—		—	$49.74	3/19/2017	—		—	—		—
	3,057	—		—	$32.71	3/16/2020	—		—	—		—
	1,480	14,619	(2)	—	$33.77	2/28/2021	—		—	—		—
	5,673	22,693	(3)	—	$34.56	3/16/2022
	—	26,108	(4)	—	$39.59	3/18/2023	8,418	(7)	$285,118	28,591	(12)	$968,377
James J. Bowes	19,371	—		—	$43.45	3/16/2014	—		—	—		—
	11,044	—		—	$40.35	3/16/2015	—		—	—		—
	5,499	—		—	$48.54	3/16/2016	—		—	—		—
	6,981	—		—	$49.74	3/19/2017	—		—	—		—
	3,205	—		—	$31.20	3/28/2018	—		—	—		—
	42,546	—		—	$32.71	3/16/2020	—		—	—		—
	12,841	12,841	(2)	—	$33.77	2/28/2021	—		—	—		—
	5,010	20,041	(3)	—	$34.56	3/16/2022	—		—	—		—
	—	23,056	(4)	—	$39.59	3/18/2023	—	(8)	$—	25,201	(13)	$853,558
Michael T. Hagan	8,940	—		—	$43.45	3/16/2014	—		—	—		—
	5,071	—		—	$40.35	3/16/2015	—		—	—		—
	3,917	—		—	$48.54	3/16/2016	—		—	—		—
	6,294	—		—	$49.74	3/19/2017	—		—	—		—
	61,376	—		—	$31.20	3/28/2018	—		—	—		—
	48,726	—		—	$20.32	3/18/2019	—		—	—		—
	41,852	—		—	$32.71	3/16/2020	—		—	—		—
	12,644	12,643	(2)	—	$33.77	2/28/2021	—		—	—		—
	5,010	20,041	(3)	—	$34.56	3/16/2022	—		—	—		—
	—	23,056	(4)	—	$39.59	3/18/2023	12,977	(9)	$439,531	25,092	(14)	$849,866

(1)
Value is calculated by multiplying the number of shares subject to vesting by $33.87, the closing price of the common shares on the New York Stock Exchange on December 31, 2013.

(2)
Represents options granted on February 28, 2011 with respect to the fiscal year ended December 31, 2010. Such options became exercisable up to 20% after one year and will become exercisable 50% after two years and 100% after three-years.

(3)
Represents options granted on March 16, 2012 with respect to the fiscal year ended December 31, 2011. Such options will become exercisable up to 20% after one year, 50% after two years and 100% after three-years.

(4)
Represents options granted on March 18, 2013 with respect to the fiscal year ended December 31, 2012. Such options became exercisable up to 20% after one year, 50% after two years and will become exercisable 100% after three-years.

(5)
These shares will vest as follows:

•
8,864 shares on March 18, 2014 (shares granted on March 18, 2013 pursuant to the Trust's bonus program, under which the executive can elect to receive restricted common shares, subject to a one year vesting period, in lieu of a portion of his annual bonus).

          Of the remaining shares, 63,434 will vest on March 16, 2017. These shares consist of 57,870 shares granted under the Share Incentive Plan as well as 5,564 shares accrued in connection with the Trust's quarterly dividend since the date of grant. The purpose of the award is to act as an incentive that will both encourage the achievement of significant operational goals, as well as to enhance the Trust's ability to retain Mr. Hankowsky's services. Dividends are paid on the full amount of the shares, without regard to vesting, from the date of grant, and are automatically reinvested, through the Trust's Dividend Reinvestment and Share Purchase Plan, in common shares, which are subject to the restrictions described above.

          Additionally, represents 15,927 earned RSUs. See footnote (10).

(6)
These shares will vest as follows:

•
9,011 shares on March 18, 2014 (shares granted on March 18, 2013 pursuant to the Trust's bonus program, under which the executive can elect to receive restricted common shares, subject to a one year vesting period, in lieu of a portion of his annual bonus).

          Additionally, represents 7,242 earned RSUs. See footnote (11).

(7)
These shares will vest as follows:

•
1,736 shares on March 18, 2014 (shares granted on March 18, 2013 pursuant to the Trust's bonus program, under which the executive can elect to receive restricted common shares, subject to a one year vesting period, in lieu of a portion of his annual bonus).

          Additionally, represents 6,682 earned RSUs. See footnote (12).

(8)
5,886 RSUs vested on November 20, 2013, when Mr. Bowes passed away.

(9)
These shares will vest as follows:

•
7,163 shares on March 18, 2014 (shares granted on March 18, 2013 pursuant to the Trust's bonus program, under which the executive can elect to receive restricted common shares, subject to a one year vesting period, in lieu of a portion of his annual bonus).

          Additionally, represents 5,814 earned RSUs. See footnote (14).

(10)
Represents 85,536 RSUs, 25,370 granted on February 28, 2011, 28,595 granted on March 16, 2012 and 23,702 granted on March 18, 2013, as well as dividends of an aggregate of 7,869 shares accrued in connection with the Trust's quarterly dividends to shareholders since the date of grant, less 15,927 earned RSUs included in footnote (5).

(11)
Represents 38,349 RSUs, 11,678 granted on February 28, 2011, 12,657 granted on March 16, 2012 and 10,460 granted on March 18, 2013, as well as dividends of an aggregate of 3,554 shares accrued in connection with the Trust's quarterly dividends to shareholders since the date of grant, less 7,242 earned RSUs included in footnote (6).

(12)
Represents 35,273 RSUs, 10,802 granted on February 28, 2011, 11,609 granted on March 16, 2012 and 9,588 granted on March 18, 2013, as well as dividends of an aggregate of 3,274 shares accrued in connection with the Trust's quarterly dividends to shareholders since the date of grant, less 6,682 earned RSUs included in footnote (7).

(13)
Represents 25,201 RSUs, 6,325 granted on February 28, 2011, 7,925 granted on March 16, 2012 and 8,468 granted on March 18, 2013, as well as dividends of an aggregate of 2,483 shares accrued in connection with the Trust's quarterly dividends to shareholders since the date of grant.

(14)
Represents 30,906 RSUs, 9,342 granted on February 28, 2011, 10,237 granted on March 16, 2012 and 8,468 granted on March 18, 2013, as well as dividends of an aggregate of 2,859 shares accrued in connection with the Trust's quarterly dividends to shareholders since the date of grant, less 5,814 earned RSUs included in footnote (9).

Option Exercises and Shares Vested

        During 2013, the number of shares acquired and value realized on the exercise of option awards and the number of shares acquired and the value realized on vesting of share awards for each of the named executive officers were as follows:

	Option Awards		Share Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
William P. Hankowsky	166,667	$1,377,986	84,951	$3,363,224
George J. Alburger, Jr.	—	$—	50,791	$2,010,828
Robert E. Fenza.	95,456	$739,894	14,415	$570,686
James J. Bowes	34,685	$646,352	16,575	$621,171
Michael T. Hagan	—	$—	20,986	$830,836

 Equity Compensation Plan Information

        The following table provides information regarding our compensation plans under which our equity securities are authorized for issuance. The information provided is as of December 31, 2013.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column 1 of this table)(1)
Equity Compensation Plans Approved by Security Holders	2,356,139	$36.90	6,637,761
Equity Compensation Plans Not Approved by Security Holders	—	—	—

Total	2,356,139	$36.90	6,637,761

(1)
Does not reflect restricted shares and options awarded in 2014 with respect to the fiscal year ended December 31, 2013. Taking into account restricted shares and options subject to awards under the LTI and Executive Officer Plan made on March 17, 2014, the numbers listed above would be as follows: 2,758,867 (number of shares to be issued); $36.95 (weighted-average price); and 5,609,514 (number of securities remaining available).

Payments upon Termination Events, Including Following a Change of Control

        The Trust has a management severance plan for a group of senior officers of the Trust, including Messrs. Hankowsky, Alburger, Fenza, Hagan and Fala. Mr. Bowes was also covered by the management severance plan. The management severance plan applies in the event of terminations following a change of control, as defined in the plan and described below. For other termination events, the named executive officers are covered by the Company's termination policies applicable generally to all employees.

        The tables below reflect the amounts that would be payable to the named executive officers (except for Mr. Bowes) upon various termination events, including pursuant to the management severance plan. These tables show the amount of compensation payable to each of the named executive officers in the event of termination of such executive's employment, in each of the following cases: termination by the Trust not for Cause, retirement, in the event of death or disability and, as covered by the management severance plan, following a change of control. The amounts indicated are based on the assumption that the termination occurred as of December 31, 2013, on which date the closing price of the common shares on the New York Stock Exchange was $33.87. Actual amounts payable would vary based on the date of the named executive officer's termination and can only be finally determined at that time.

        In general, the management severance plan applies similarly to each of the named executive officers as follows: In the event of (i) the termination of the named executive officer other than "for cause" or (ii) the named executive officer's voluntary termination of his employment for "good reason," in either case within two years following a "change of control," the named executive officer would receive the following: (a) an amount equal to 2.99 times the sum of his current annual base salary plus the largest annual performance bonus paid to him over the previous five years; (b) the pro rata portion, through the date of termination, of unpaid performance bonus for the year in which the termination occurs; (c) immediate vesting of outstanding options, restricted shares and restricted share units; (d) an amount equal to the Trust's maximum contribution under the 401(k) plan for a period of three-years, including the year in which termination occurs; (e) immediate vesting of contributions previously made by the Trust to the individual's account under the 401(k) plan; and (f) continuation of employee group benefits coverage for a period of three-years after the date of termination. In addition, under the severance plan, if any payments made to a covered person would result in an excise tax imposed by Section 4999 of the Code, the named executive officer would become entitled to receive a tax reimbursement payment, or "gross-up," that would put him in the same financial position after the application of the excise tax as he would have been in if the excise tax did not apply to such amounts. In April 2011, our Compensation Committee determined to eliminate these tax gross-ups (except with respect to participants in the severance plan who are currently entitled to a gross-up), and thus no new participants in the plan will be entitled to a tax gross up for excise taxes.

  Payments Made Upon Termination by Trust Not for Cause

        Regardless of the manner in which a named executive officer's employment terminates, he is entitled to receive amounts earned during his term of employment. Such amounts include:

  •
  unused vacation pay;

  •
  salary times multiple based on years of service

  Payments Made Upon Retirement

        Under the terms of the agreements pursuant to which the named executive officers have been granted their options, restricted shares and restricted share units, the vesting of unvested options, restricted shares or restricted share units at the retirement of the named executive officer is generally based upon a sliding scale taking into account the named executive officer's age and length of service to the Trust. The following table illustrates this scale:

Age	Minimum Years of Service to Trust	Amount to Vest
55 - 56	10	Options and restricted shares that would have vested in accordance with their terms during the 12 month period after the named executive officer's retirement shall vest as of the date of retirement
57 - 58	8	Options and restricted shares that would have vested in accordance with their terms during the 24 month period after the named executive officer's retirement shall vest as of the date of retirement
59 - 60	6

Options that would have vested in accordance with their terms during the 24 month period after the named executive officer's retirement shall vest as of the date of retirement; restricted shares that would have vested in accordance with their terms during the 36 month period after the named executive officer's retirement shall vest as of the date of retirement

61 - 62	4	Options and restricted shares that would have vested in accordance with their terms during the 48 month period after the named executive officer's retirement shall vest as of the date of retirement
63 - 64	2	Options and restricted shares that would have vested in accordance with their terms during the 60 month period after the named executive officer's retirement shall vest as of the date of retirement
65 or more	—	All options and restricted shares not vested at the date of retirement shall vest as of the date of retirement

        As of December 31, 2013, the named executive officers (other than Mr. Bowes) were the following ages and had the following years of service to the Trust:

Name	Age	Years of Service
William P. Hankowsky	62	13
George J. Alburger, Jr.	66	18
Robert E. Fenza	56	29
Michael T. Hagan	56	24

        The options that become exercisable upon retirement, along with any other options that were already exercisable on the date of retirement, may be exercised until the date that is 36 months after the date of retirement.

  Payments Made Upon Death or Disability

        In the event of the death or disability of a named executive officer, all unvested options and restricted shares owned by the named executive officers will vest immediately. In the case of options, the options will remain exercisable until the date that is 36 months after the date of termination of the named executive officer's employment with the Trust due to his death or disability.

  Payments Made Upon a Termination Following a Change of Control

        Pursuant to the management severance plan, if an executive's employment is terminated within two years following a change of control (other than termination by the Trust for cause or by reason of death or disability) or if the executive terminates his employment in certain circumstances defined in the agreement which constitute "good reason":

  •
  the named executive officer will receive:

  •
  a lump sum severance payment of 2.99 times the sum of the executive's current annual base salary plus the largest annual performance bonus paid to him over the previous five years;

  •
  a lump sum amount representing a pro rata portion, through the date of termination, of unpaid performance bonus for the year in which the termination occurs, assuming achievement of the target level of the performance goals;

  •
  a lump sum amount equal to the Trust's maximum contribution under the 401(k) plan for a period of three-years, including the year in which termination occurs;

  •
  an amount equal to the excise tax charged to the named executive officer as a result of the receipt of any change-of-control payments; and

  •
  continuation of employee group benefits coverage for a period of three-years after the date of termination.

  •
  all options, restricted shares and restricted share units held by the executive, as well as contributions previously made by the Trust to the individual's account under the 401(k) plan, will automatically vest

        Under the Management Severance Plan, a change of control is deemed to occur on:

  •
  the date of on which shareholders of the Trust (or the Board, if shareholder approval is not required) approve a plan to dissolve or liquidate the Trust;

  •
  the date on which transactions contemplated by an agreement to sell or dispose of substantially all of the Trust's assets are consummated, other than a transaction in which holders of the Trust's shares just prior to the transaction will have at least 50% of the voting power of the acquiring entity's voting securities just after the transaction (without regard to such holder's ownership of the acquiring entity's voting securities immediately before or contemporaneously with such transaction), which voting securities are to be held by such holders just after the transaction in substantially the same proportion among themselves as just prior to the transaction;

  •
  the first date on which (i) transactions contemplated by an agreement to merge or consolidate the Trust with or into another entity (or to merge the other entity with or into the Trust) are consummated, other than a transaction in which holders of the Trust's shares just prior to the transaction will have at least 50% of the voting power of the surviving entity's voting securities just after the transaction (without regard to such holder's ownership of the acquiring entity's voting securities immediately before or contemporaneously with such transaction), which voting securities are to be held by such holders just after the transaction in substantially the same proportion among themselves as just prior to the transaction and (ii) those who were board members just prior to the merger or consolidation cease to constitute a majority of the Board;

  •
  the date on which any entity, person or group (excluding the Trust, any of its subsidiaries, or any employee benefit plan sponsored or maintained by the Trust or any of its subsidiaries) has become the beneficial owner of, or has obtained voting control over, more than 20% of the outstanding shares (without regard to any contractual or other restriction on the conversion or other exchange of securities into or for shares); or

  •
  the first day after which a majority of the Board has been a member of the Board for less than two years, unless the nomination for election of each new trustee (who was not a trustee at the beginning of such two-year period) was approved by a vote of at least 2/3 of the trustees then in office who were trustees at the beginning of such period.

William P. Hankowsky

	Termination by Trust Not For Cause	Retirement	Death or Disability	Termination Within Two Years Following a Change of Control
Cash Severance	$1,408,189	$86,250	$86,250	$4,913,326
Value of Accelerated Share-Based Awards	—	489,281	489,281	5,322,380
Excise Tax Gross-Up	—	—	—	3,245,200

Total	$1,408,189	$575,531	$575,531	$13,480,906

George J. Alburger, Jr.

	Termination by Trust Not For Cause	Retirement	Death or Disability	Termination Within Two Years Following a Change of Control
Cash Severance	$987,934	$189,485	$189,485	$2,788,492
Value of Accelerated Share-Based Awards	—	384,878	384,878	1,605,677
Excise Tax Gross-Up	—	—	—	—

Total	$987,934	$574,363	$574,363	$4,394,169

Robert E. Fenza

	Termination by Trust Not For Cause	Retirement	Death or Disability	Termination Within Two Years Following a Change of Control
Cash Severance	$895,699	$103,461	$103,461	$2,479,092
Value of Accelerated Share-Based Awards	—	119,574	119,574	1,254,946
Excise Tax Gross-Up	—	—	—	—

Total	$895,699	$223,035	$223,035	$3,734,038

Michael T. Hagan

	Termination by Trust Not For Cause	Retirement	Death or Disability	Termination Within Two Years Following a Change of Control
Cash Severance	$902,015	$166,731	$166,731	$2,308,799
Value of Accelerated Share-Based Awards	—	306,553	306,553	1,290,670
Excise Tax Gross-Up	—	—	—	1,264,181

Total	$902,015	$473,284	$473,284	$4,863,650

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Pursuant to Section 16(a) of the Exchange Act, the Trust's executive officers and trustees, and persons beneficially owning more than 10% of the common shares, are required to file with the Securities and Exchange Commission reports of their initial ownership and changes in ownership of common shares. The Trust believes that during 2013, its executive officers and trustees who were required to file reports under Section 16(a) complied with such requirements in all material respects, except for the late filing of a Form 4 with respect to Mr. Alburger with respect to the sale of 5,000 common shares. This Form 4 has since been filed.

 TRUSTEE COMPENSATION

        The following table shows the compensation paid to the members of the Trust's Board of Trustees for the year ended December 31, 2013.

Name	Fees Earned or Paid in Cash	Share Awards(1)(2)	Option Awards(1)(2)	All Other Compensation	Total
Frederick F. Buchholz	$73,500	$42,000	$40,800	—	$156,300
Thomas C. DeLoach, Jr.	$78,500	$42,000	$40,800	—	$161,300
Katherine Elizabeth Dietze	$73,000	$42,000	$40,800	—	$155,800
Daniel P. Garton	$79,000	$42,000	$40,800	—	$161,800
M. Leanne Lachman	$72,000	$42,000	$40,800	—	$154,800
David L. Lingerfelt	$78,500	$42,000	$40,800	—	$161,300
Stephen B. Siegel(3)	$17,625	—	—	—	$17,625
Stephen D. Steinour	$72,000	$42,000	$40,800	—	$154,800

(1)
The aggregate numbers of shares and shares issuable upon the exercise of options to purchase shares for the trustees outstanding as of December 31, 2013 are as follows: Mr. Buchholz (options to purchase 52,500 shares); Mr. DeLoach (options to purchase 40,000 shares); Ms. Dietze (options to purchase 17,500 shares); Mr. Garton (options to purchase 52,500 shares); Ms. Lachman (options to purchase 52,500 shares); Mr. Lingerfelt (options to purchase 52,500 shares); and Mr. Steinour (options to purchase 22,500 shares).

(2)
The grant date fair values of the share awards and option awards made to each of the non-employee trustees in 2013 were $39.59 and $35.20, respectively.

(3)
Mr. Siegel served on the Board through the Annual Meeting of Shareholders in 2013.

        In 2013, trustees who were not also officers and full-time employees of the Trust were compensated in accordance with the following policy. These trustees receive an annual trustee fee in the amount of $40,000 in cash, and restricted common shares with a grant date fair value of $42,000. Additionally, trustees received a fee of $1,500 for each Board meeting that such trustee attends in person or by teleconference; however, trustees receive a fee of $500 for teleconference Board meetings if such meetings address only routine matters. Trustees also receive a fee of $500 for participation in any informational call held to supplement the regularly scheduled Board meetings. Trustees are entitled to receive a fee of $5,000 for each committee on which they serve, a fee of $1,000 for each committee meeting such trustee attends in person and a fee of $500 for each committee meeting attended by teleconference. The Chair of the Audit Committee receives an additional annual fee of $15,000, and the Chairs of the Corporate Governance and Nominating Committee and the Compensation Committee each receive an additional annual fee of $9,000. Additionally, all trustees are entitled to be reimbursed for travel and lodging expenses associated with attending Board and committee meetings. Trustees who are officers and full-time employees of the Trust are not entitled to receive any separate compensation for service as a trustee or committee member.

        Also under this compensation policy, pursuant to the Trust's Share Incentive Plan, each non-employee trustee is entitled to receive an annual grant on June 23rd of each year of a 10-year option to purchase 6,000 common shares, exercisable at a price equal to the fair market value of the common shares on such date. Such options vest over a three-year period beginning with the date of grant as follows: 20% after the first year; 50% after two years; and 100% after three-years.

 PROPOSAL 4—RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Ernst & Young LLP has audited the Trust's financial statements since the Trust's inception. The Audit Committee of the Board of Trustees has selected Ernst & Young LLP as the Trust's independent registered public accounting firm for the fiscal year ending December 31, 2014.

        Representatives of Ernst & Young LLP are expected to be present at the Meeting. They will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Fees billed to the Trust by Ernst & Young LLP

        Ernst & Young was the Trust's independent registered public accounting firm for the fiscal years ended December 31, 2013 and 2012.

        Audit Fees.    Fees for audit services rendered to the Trust and the Operating Partnership by Ernst & Young LLP for the fiscal years ended December 31, 2013 and 2012 were $1,295,390 and $986,000, respectively. These services included (i) the audit of the Trust's and the Operating Partnership's annual financial statements and internal control over financial reporting, (ii) the reviews of the financial statements included in the Trust's and the Operating Partnership's Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30 and (iii) opinions on recast financial statements for discontinued operations and consents on the Trust's and the Operating Partnership's Forms 8-K, S-3 and S-8.

        Audit-Related Fees.    Fees for audit-related services that were reasonably related to the performance of the 2013 and 2012 audits or reviews of the financial statements of the Trust and the Operating Partnership and are not reported under the preceding paragraph totaled $3,000 for each year. These fees were for attest services relating to required reporting to the United States Environmental Protection Agency.

        Tax Fees.    Fees billed to the Trust and the Operating Partnership by Ernst & Young LLP during 2013 and 2012 for professional services rendered for tax compliance, tax advice and tax planning totaled $259,439 and $161,415, respectively.

        All Other Fees.    All other fees billed to the Trust and the Operating Partnership by Ernst & Young LLP during 2013 and 2012 were for audit and tax services on certain unconsolidated joint ventures during 2013 and 2012 equaling $349,592 and $321,172, respectively. These fees were paid by the respective joint venture partnerships.

        All audit, audit-related and tax services were pre-approved by the Audit Committee, which concluded that the provision of such services by Ernst & Young LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit and Non-Audit Services Pre-Approval Policy provides for (i) general pre-approval of certain specified services and (ii) specific pre-approval of all other permitted services, as well as proposed services exceeding pre-approved cost levels. The policy authorizes the Audit Committee to delegate pre-approval authority with respect to permitted services to one or more of its members.

        For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the Securities and Exchange Commission's rules on auditor independence. The Audit Committee will also consider whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Trust's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Trust's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor is necessarily determinative.

        Shareholder ratification of the selection of Ernst & Young LLP as the Trust's independent registered public accounting firm is not required by the Trust's Bylaws or any other applicable legal requirement. However, the Board of Trustees is submitting the selection of Ernst & Young LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee and the Board of Trustees will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Trustees at its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Trust and the shareholders.

        The Audit Committee has considered whether Ernst & Young LLP's provision of services other than professional services rendered for the audit and review of the Trust's annual financial statements is compatible with maintaining Ernst & Young LLP's independence, and has determined that it is so compatible.

Recommendation and Required Vote

        The Board of Trustees recommends a vote FOR ratification of Ernst & Young LLP as the Trust's independent registered public accounting firm for the fiscal year ending December 31, 2014. Ratification requires the affirmative vote of a majority of all the votes cast at the Meeting .

 PROPOSAL 5—AMENDMENT OF THE LIBERTY PROPERTY TRUST
AMENDED AND RESTATED SHARE INCENTIVE PLAN

Summary

        On February 20, 2014, the Board unanimously adopted a resolution approving, subject to approval by our shareholders, an amendment and restatement of the Share Incentive Plan to extend the termination date of the Share Incentive Plan from its current date (May 21, 2019) until the date that is the day immediately preceding the tenth anniversary of the date on which the amendment and restatement of the Share Incentive Plan is approved by the shareholders of the Trust. If the amendment and restatement of the Share Incentive Plan is approved at the Meeting, the new termination date of the Share Incentive Plan will be May 7, 2024. Other than to extend the termination date, the Share Incentive Plan will remain unchanged.

        Approval of the amendment and restatement of the Share Incentive Plan will satisfy the five-year shareholder approval requirement under Section 162(m) of the Code.

        The Board believes that the proposed amendment and restatement of the Share Incentive Plan is in the best interests of, and will provide certain long-term advantages to, the Trust and our shareholders and recommends approval by our shareholders.

        The Board has concluded that our ability to attract, retain and motivate top quality employees, non-employee members of the Board, and consultants and advisors is material to our success and would be enhanced by our continued ability to make grants under the Share Incentive Plan. The Board has directed that the proposal to approve the amendment and restatement of the Share Incentive Plan be submitted to the shareholders for their approval at the Meeting. Shareholder approval is being sought (i) so that compensation attributable to grants under the Share Incentive Plan may continue to qualify for an exemption from the $1,000,000 deduction limit under section 162(m) of the Code, (ii) in order for incentive share options to meet the requirements of the Code, and (iii) in order to meet the New York Stock Exchange listing requirements.

        The following is a brief summary of the Share Incentive Plan, as modified by the proposed amendments, which is qualified in all respects by the text of the Share Incentive Plan, a copy of which will be made available without charge to any person upon his or her written request, which request should be directed to the Vice President of Investor Relations at the address of the Trust appearing on the first page of this proxy statement.

Material Features of the Share Incentive Plan

        General.    The Share Incentive Plan provides that grants may be made in any of the following forms:

  •
  Incentive share options

  •
  Nonqualified share options

  •
  Share appreciation rights

  •
  Share awards

  •
  Share units

  •
  Dividend equivalents

  •
  Other awards

        Subject to adjustment in certain circumstances as described below, the Share Incentive Plan authorizes an aggregate of 21,126,256 common shares for issuance or transfer, of which 7,289,733 remain available for grant. The Share Incentive Plan provides that the maximum aggregate number of common shares with respect to which grants may be made to any individual during any calendar year is 1,000,000 shares, subject to adjustment in certain circumstances as described below. No grantee may be granted options to acquire more than 750,000 common shares during any calendar year. The maximum amount of compensation that is payable to a grantee upon the achievement of designated performance goals during a calendar year is $7,500,000, inclusive of any accrual of dividend equivalents during the calendar year.

        If and to the extent options or SARs granted under the Share Incentive Plan terminate, expire or are cancelled, forfeited, exchanged or surrendered without having been exercised or if any share awards, share units, or other awards are forfeited, terminated, or otherwise not paid in full, the shares subject to such grants will become available again for purposes of the Share Incentive Plan. If SARs are granted, the full number of common shares subject to the SARs will be considered issued under the Share Incentive Plan, without regard to the number of common shares issued upon exercise of the SARs and without regard to any cash settlement of the SARs. If any grants are paid in cash, and not in common shares, any common shares subject to such grants will not count against the foregoing share limits.

        Any common shares made subject to awards of options or SARs will be counted against the maximum aggregate number of common shares available for issuance under the Share Incentive Plan as one (1) common share for every one (1) option or SAR granted. Any common shares made subject to awards of restricted shares, share units and other awards will be counted against the maximum aggregate number of common shares available for issuance under the Share Incentive Plan as two point sixty-one (2.61) common shares for every one (1) common share granted.

        Administration.    The Share Incentive Plan will be administered and interpreted by the Compensation Committee of the Board. However, the Board will approve and administer all grants made to non-employee trustees. The Compensation Committee may delegate authority to administer the Share Incentive Plan to one or more subcommittees, as it deems appropriate.

        The Compensation Committee has the authority to:

  •
  Determine the individuals to whom grants will be made under the Share Incentive Plan

  •
  Determine the type, size and terms of the grants

  •
  Determine when grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability

  •
  Amend the terms of any previously issued grant, subject to the limitations described below

  •
  Deal with any other matters arising under the Share Incentive Plan

        The Compensation Committee presently consists of those individuals identified at the beginning of this Proxy Statement as members of the "Compensation Committee" under "Committees of the Board of Trustees," each of whom is a non-employee trustee of the Trust.

        The Board may establish a committee with the sole authority to make grants to employees who are not executive officers of the Trust. Such committee may award no more than (i) 8,000 of our common shares during any calendar year, (ii) 1,000 of our common shares with respect to any one grant, and (iii) two grants per calendar year with respect to any one individual.

        Eligibility for Participation.    All of our employees and the employees of our subsidiaries, all of our non-employee trustees, and consultants and advisors who perform services for us and our subsidiaries are eligible to receive grants under the Share Incentive Plan. As of March 25, 2014, approximately 412 full time employees and seven non-employee trustees are eligible to receive grants under the Share Incentive Plan. The Compensation Committee is authorized to select the persons to receive grants from among those eligible and to determine the number of our common shares that are subject to each grant.

  Types of Awards.

  Share Options

        The Compensation Committee may grant options intended to qualify as incentive share options within the meaning of section 422 of the Code ("ISOs") or "nonqualified share options" that are not intended to so qualify ("NQSOs") or any combination of ISOs and NQSOs. Anyone eligible to participate in the Share Incentive Plan may receive a grant of NQSOs. Only our employees and employees of our parent or subsidiaries may receive a grant of ISOs.

        The Compensation Committee will fix the exercise price per share of options on the date of grant. The exercise price of options granted under the Share Incentive Plan will be equal to the last reported sale price of the underlying common shares on the date of grant. However, if the grantee of an ISO is a person who holds more than 10% of the total combined voting power of all classes of our outstanding shares, the exercise price per share of an ISO granted to such person must be at least 110% of the last reported sale price of a common share on the date of grant.

        The Compensation Committee will determine the term of each option which will not exceed ten years from the date of grant. If the grantee of an ISO is a person who holds more than 10% of the combined voting power of all classes of our outstanding shares, the term of the ISO may not exceed five years from the date of grant. To the extent that the aggregate fair market value of our common shares, determined on the date of grant, with respect to which ISOs become exercisable for the first time by a grantee during any calendar year exceeds $100,000, such ISOs will be treated as NQSOs.

        The Compensation Committee will determine the terms and conditions of options, including when they become exercisable. The Compensation Committee may accelerate the exercisability of any options. Unless the Compensation Committee provides otherwise, a grantee's options generally will become vested and exercisable in full when the grantee ceases to be employed by, or provide service to, us by reason of death, disability, or retirement. The Compensation Committee will also determine under what circumstances a grantee may exercise an option after termination of employment or service. Generally, if a grantee ceases to be employed by, or provide service to, us for any reason other than disability, retirement, death, or termination for cause, the grantee's options will terminate 90 days following the date on which the grantee ceases to be employed by, or provide service to, us. If a grantee ceases to be employed by, or provide service to, us on account of the grantee's disability, retirement, or death, the grantee's options will terminate 36 months following the date on which the grantee ceases to be employed by, or provide service to, us. In each case described above, the Compensation Committee may specify a different option termination date, but in any event no later than the expiration of the option term. If a grantee ceases to be employed by, or provide service to, us on account of termination for cause, the grantee's options will terminate immediately.

        A grantee may exercise an option by delivering notice of exercise to us. The grantee will pay the exercise price and any withholding taxes for the option:

  •
  In cash

  •
  If the Compensation Committee permits, by delivering common shares already owned by the grantee and having a fair market value on the date of exercise equal to the exercise price or by attestation to ownership of common shares having a fair market value on the date of exercise at least equal to the exercise price

  •
  By payment through a broker in accordance with the procedures permitted by Regulation T of the Federal Reserve Board

  •
  By such other method as the Compensation Committee may approve

        The Share Incentive Plan provides to each non-employee trustee an automatic annual grant of an NQSO to purchase 6,000 of our common shares, provided such person is a member of the Board on the grant date. The NQSO will become exercisable with respect to 20% of the shares subject to the NQSO after one year, 50% of the shares subject to the NQSO after two years, and will be fully exercisable after three-years. The exercise price is equal to the last reported sale price of a common share on the date the NQSO is granted. The NQSO will terminate after the first to occur of (i) the tenth anniversary of the date of grant or (ii) the third month anniversary of the date of termination of the grantee's services as a member of the Board for any reason other than death, disability or retirement, or the 36-month anniversary of the date of termination of the grantee's services as a member of the Board as a result of the grantee's death, disability or retirement.

  Share Awards

        The Compensation Committee may grant share awards to anyone eligible to participate in the Share Incentive Plan. The Compensation Committee may require that grantees pay consideration for the share awards and may impose restrictions on the share awards. If restrictions are imposed on share awards, the Compensation Committee will determine whether they will lapse over a period of time or according to such other criteria as the Compensation Committee determines.

        The Compensation Committee will determine the number of our common shares subject to the grant of share awards and the other terms and conditions of the grant.

        Unless the Compensation Committee determines otherwise, a grantee will have the right to vote our common shares and to receive dividends paid on such shares during the restriction period. The Compensation Committee may determine that a grantee's entitlement to dividends with respect to share awards will be subject to the achievement of performance goals or other conditions.

        Unless the Compensation Committee determines otherwise, if a grantee ceases to be employed by, or provide service to, us during the restriction period, or if other specified conditions are not met, then the grantee's share award will terminate as to all shares covered by the award as to which the restrictions have not lapsed, and those common shares must be immediately returned to us.

  Share Units

        The Compensation Committee may grant share units to anyone eligible to participate in the Share Incentive Plan. Each share unit provides the grantee with the right to receive a common share or an amount based on the value of a common share at a future date. The Compensation Committee will determine the number of share units that will be granted, whether share units will become payable based on achievement of performance goals or other conditions, and the other terms and conditions applicable to share units.

        Share units may be paid at the end of a specified period or deferred to a date authorized by the Compensation Committee. If a share unit becomes distributable, it will be paid to the grantee in cash, in common shares, or in a combination of cash and common shares, as determined by the Compensation Committee. Unless the Compensation Committee determines otherwise, if a grantee ceases to be employed by, or provide service to, us before the share units vest, or if other conditions are not met, the grantee's share units will be forfeited.

  SARs

        The Compensation Committee may grant SARs to anyone eligible to participate in the Share Incentive Plan. SARs may be granted in connection with, or independently of, any option granted under the Share Incentive Plan. Upon exercise of a SAR, the grantee will receive an amount equal to the excess of the last reported sale price of our common shares on the date of exercise over the base amount for the SAR. Payment will be made in cash, in common shares, or in a combination of cash and common shares, as determined by the Compensation Committee.

        The base amount and term of each SAR will be determined by the Compensation Committee. The base amount of each SAR will be equal to the per share exercise price of the related option or, if there is no related option, an amount that is at least equal to the last reported sale price of a common share on the date of grant of the SAR. The term of each SAR will not exceed ten years from the date of grant. The Compensation Committee will determine the terms and conditions of SARs, including when they become exercisable. The Compensation Committee may accelerate the exercisability of any SARs. SARs may only be exercised while the grantee is employed by, or providing service to, us and our subsidiaries or within the period of time after termination of employment or service as applied to options.

  Dividend Equivalents

        The Compensation Committee may grant dividend equivalents in connection with share units or other awards. The Compensation Committee may not grant dividend equivalents with options or SARs. Dividend equivalents are payable in cash or common shares and may be paid currently or accrued as contingent obligations. The terms and conditions of dividend equivalents will be determined by the Compensation Committee.

  Other Awards

        The Compensation Committee may grant other awards, which are grants other than options, share awards, share units, and SARs. The Compensation Committee may grant other awards to anyone eligible to participate in the Share Incentive Plan. These grants may be based on or measured by our common shares, and will be payable in cash, in common shares, or in a combination of cash and common shares, as determined by the Compensation Committee. The terms and conditions for other awards will be determined by the Compensation Committee.

        Qualified Performance-Based Compensation.    The Share Incentive Plan permits the Compensation Committee to impose objective performance goals that must be met with respect to grants of share awards, share units, other awards or dividend equivalents granted to employees under the Share Incentive Plan, in order for the grants to be considered qualified performance-based compensation for purposes of section 162(m) of the Code (see "Federal Income Tax Consequences" below). Prior to, or soon after the beginning of, the performance period, the Compensation Committee will establish in writing the performance goals that must be met, the applicable performance period, the amounts to be paid if the performance goals are met, and any other conditions. The Compensation Committee may provide in the grant agreement that qualified performance-based grants will be payable or restrictions on such grants will lapse, in whole or part, in the event of the grantee's death or disability during the performance period or under other circumstances consistent with Treasury regulations.

        The performance goals, to the extent designed to meet the requirements of section 162(m) of the Code, will be based on one or more of the following measures: share price, earnings per share, net earnings, operating earnings, earnings before income taxes, EBITDA (earnings before income tax expense, interest expense, and depreciation and amortization expense), funds from operations, adjusted funds from operations, certain levels of operating expense, return on assets, shareholder return, return on equity, growth in assets, unit volume, sales or market share, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets, goals relating to acquisitions or divestitures, targeted financing or capital market objectives or specified, objective, individual performance goals or metrics.

        To the extent the Compensation Committee deems appropriate, considering the requirements of section 162(m) of the Code, the Compensation Committee may adjust the performance goals to reflect a change in corporate capitalization (such as a share split or share dividend) or a corporate transaction (such as a merger, consolidation, separation, reorganization or partial or complete liquidation), or to reflect equitably the occurrence of any extraordinary event, any change in applicable accounting rules or principles, any change in the Trust's method of accounting, any change in applicable law, any change due to any merger, consolidation, acquisition, reorganization, share split, share dividend, combination of shares or other changes in the Trust's corporate structure or shares, or any other change of a similar nature.

        The Compensation Committee will not have the discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals; however, the Compensation Committee will have the discretion to reduce such compensation, based on the Compensation Committee's determination of the grantee's achievement of the designated performance goals and other factors, including but not limited to subjective performance goals, as the Compensation Committee determines.

        After the announcement of our financial results for the performance period, the Compensation Committee will certify and announce the results for the performance period. If and to the extent that the Compensation Committee does not certify that the performance goals have been met, the grants of share awards, share units, other awards and dividend equivalents for the performance period will be forfeited or will not be made, as applicable.

        Deferrals.    The Compensation Committee may permit or require grantees to defer receipt of the payment of cash or the delivery of common shares that would otherwise be due to the grantee in connection with any share units or other awards under the Share Incentive Plan. The Compensation Committee will establish the rules and procedures applicable to any such deferrals and may provide for interest or other earnings to be paid on such deferrals.

        Adjustment Provisions.    If there is any change in the number or kind of our common shares outstanding (i) by reason of a share dividend, spinoff, recapitalization, share split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding common shares as a class without our receipt of consideration, or if the value of outstanding common shares is substantially reduced as a result of a spinoff or payment by us of an extraordinary dividend or distribution, the maximum number of common shares available for issuance under the Share Incentive Plan, the maximum number of common shares for which any individual may receive grants in any year, the kind and number of shares covered by outstanding grants, the kind and number of shares issued and to be issued under the Share Incentive Plan, and the price per share or the applicable market value of such grants will be equitably adjusted by the Compensation Committee, in such manner as the Compensation Committee deems appropriate, to reflect any increase or decrease in the number of, or change in the kind or value of, the issued common shares to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Share Incentive Plan and such outstanding grants. Any fractional shares resulting from such adjustment will be eliminated. In the event of a change of control, the provisions applicable to a change in control will apply. Any adjustments to outstanding grants will be consistent with section 409A or 422 of the Code, to the extent applicable.

        Change of Control.    In the event we experience a change of control, the Compensation Committee may take whatever actions it deems necessary or desirable with respect to any or all outstanding grants. Without limiting the foregoing, the Compensation Committee may:

  •
  Determine that outstanding options and SARs will accelerate and become exercisable, in whole or in part

  •
  Determine that the restrictions and conditions on outstanding share awards will lapse, in whole or in part

  •
  Determine that grantees holding share units and other awards will receive a payment in settlement of such share units and other awards in an amount determined by the Compensation Committee

  •
  Determine that each grantee who was awarded another award subject to the achievement of performance goals during a performance period in which the Change of Control occurs, may receive another award for the performance period in such amount and at such time as the Compensation Committee determines

  •
  Require that grantees surrender their outstanding options and SARs in exchange for a payment by the Trust, in cash or common shares as determined by the Compensation Committee, in an amount equal to the amount by which the then fair market value of the common shares subject to the grantee's unexercised options and SARs exceeds the exercise price of the options or the base amount of SARs, as applicable

  •
  After giving grantees an opportunity to exercise their outstanding options and SARs, terminate any or all unexercised options and SARs at such time as the Compensation Committee deems appropriate

  •
  Determine that all outstanding options and SARs that are not exercised will be assumed by, or replaced with comparable options or rights by the surviving corporation (or a parent or subsidiary of the surviving corporation), and other outstanding grants that remain in effect after the change of control will be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation)

        Such surrender, termination or settlement will take place as of the date of the change of control or such other date as the Compensation Committee may specify. The Compensation Committee will have no obligation to take any of the foregoing actions, and, in the absence of any such actions, outstanding grants will continue in effect according to their terms. The Compensation Committee making the determinations following a change of control must be comprised of the same members as those on the Compensation Committee immediately before the change of control.

        Transferability of Grants.    Only the grantee may exercise rights under a grant during the grantee's lifetime. A grantee may not transfer those rights except by will or the laws of descent and distribution; provided, however, that a grantee may transfer a grant other than an ISO pursuant to a domestic relations order. The Compensation Committee may also provide, in a grant agreement, that a grantee may transfer NQSOs (other than NQSOs granted to members of the Board annually) to his or her family members, or one or more trusts or other entities for the benefit of or owned by such family members, consistent with applicable securities laws, according to such terms as the Compensation Committee may determine.

        Termination of Grants.    If a grantee's employment or service is terminated for cause, or if the Compensation Committee determines that events occurred during the grantee's employment or service that indicate that the Trust had grounds to support a termination for cause, then all outstanding grants to the grantee, whether vested or not, will terminate as of the date of the events giving rise to the cause determination, and the Trust will have no obligation to deliver any future common shares in connection with any grant to the grantee.

        Participants Outside of the United States.    If any individual who receives a grant under the Share Incentive Plan is subject to taxation in a country other than the United States, the Compensation Committee may make the grant on such terms and conditions as the Compensation Committee deems appropriate to comply with the laws of the applicable country.

        Amendment and Termination of the Share Incentive Plan.    The Board may amend or terminate the Share Incentive Plan at any time, subject to shareholder approval if such approval is required under any applicable laws or stock exchange requirements. The Share Incentive Plan will terminate on May 8, 2024, unless the Share Incentive Plan is terminated earlier by the Board or is extended by the Board with shareholder consent.

        Shareholder Approval for Qualified Performance-Based Compensation.    If share awards, share units, other awards or dividend equivalents are granted as qualified performance-based compensation under section 162(m) of the Code, the Share Incentive Plan must be re-approved by the Trust's shareholders no later than the first shareholders meeting that occurs in the fifth year following the year in which the shareholders previously approved the Share Incentive Plan, if required by section 162(m) of the Code.

        No Repricing of Options.    Except in the case of certain adjustments described above, the terms of outstanding grants may not be amended to reduce the exercise price of outstanding options or base amount of outstanding SARs, as applicable, or cancel outstanding options or SARs in exchange for cash, other grants or options with an exercise price or SARs with a base amount that is less than the exercise price of the original options or base amount of the original SARs, as applicable, without shareholder approval.

        Grants Under the Share Incentive Plan.    Grants under the Share Incentive Plan are discretionary, so it is currently not possible to predict the number of common shares that will be granted or who will receive grants under the Share Incentive Plan after the Meeting. Our non-employee trustees are entitled to receive an automatic annual grant of an NQSO to purchase 6,000 common shares, provided such person is a member of the Board on the grant date. The NQSO will become exercisable with respect to 20% of the shares subject to the NQSO after one year, 50% of the shares subject to the NQSO after two years, and is fully exercisable after three-years. The exercise price is equal to the fair market value of a common share on the date the NQSO is granted. The NQSO will terminate after the first to occur of (i) the tenth anniversary of the date of grant or (ii) the third month anniversary of the date of termination of the grantee's services as a member of the Board for any reason other than death, disability or retirement, or the 36-month anniversary of the date of termination of the grantee's services as a member of the Board as a result of the grantee's death, disability or retirement.

        It is intended that any employee who is a "covered employee" within the meaning of Section 162(m) of the Code will be eligible to receive annual bonus awards as another award under the Share Incentive Plan. The Compensation Committee will determine the terms and conditions applicable to such annual bonus awards, which will be payable in cash or, at the participant's election, restricted shares based on the achievement of objective performance goals over a designated performance period. The Compensation Committee has discretion to reduce, but not increase, the maximum award payable to any participant.

        The last sales price of a common share on March 26, 2014, was $36.71 per share.

Federal Income Tax Consequences of the Share Incentive Plan

        The federal income tax consequences of grants under the Share Incentive Plan will depend on the type of grant. The following description provides only a general description of the application of federal income tax laws to grants under the Share Incentive Plan. This discussion is intended for the information of shareholders considering how to vote at the Meeting and not as tax guidance to grantees, as the consequences may vary with the types of grants made, the identity of the grantees and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible "golden parachute" excise taxes) or taxes imposed under state, local, or foreign tax laws.

        From the grantees' standpoint, as a general rule, ordinary income will be recognized at the time of delivery of common shares or payment of cash under the Share Incentive Plan. Future appreciation on common shares held beyond the ordinary income recognition event will be taxable as capital gain when the common shares are sold. The tax rate applicable to capital gain will depend upon how long the grantee holds the shares. We, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the grantee, and we will not be entitled to any tax deduction with respect to capital gain income recognized by the grantee.

        Exceptions to these general rules arise under the following circumstances:

            (i)  If common shares, when delivered, are subject to a substantial risk of forfeiture by reason of any employment or performance-related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses, unless the grantee makes a special election to accelerate taxation under section 83(b) of the Code.

           (ii)  If an employee exercises a share option that qualifies as an ISO, no ordinary income will be recognized, and we will not be entitled to any tax deduction, if common shares acquired upon exercise of the share option are held until the later of (A) one year from the date of exercise and (B) two years from the date of grant. However, if the employee disposes of the shares acquired upon exercise of an ISO before satisfying both holding period requirements, the employee will recognize ordinary income to the extent of the difference between the fair market value of the shares on the date of exercise (or the amount realized on the disposition, if less) and the exercise price, and we will be entitled to a tax deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income will be long-term or short-term capital gain, depending upon the length of time the employee held the shares before the disposition.

          (iii)  A grant may be subject to a 20% tax, plus interest, in addition to ordinary income tax, at the time the grant becomes vested, if the grant constitutes deferred compensation under section 409A of the Code and the requirements of section 409A of the Code are not satisfied. Options, share awards and SARs will generally not be subject to section 409A of the Code. However, share units, dividend equivalents and other awards will be subject to section 409A of the Code. Accordingly, all share units, dividend equivalents and other awards will be structured to comply with the requirements of section 409A of the Code.

        Section 162(m) of the Code generally disallows a publicly held corporation's tax deduction for compensation paid to its chief executive officer or any of its three other most highly compensated officers (other than its principal executive officer and principal financial officer) in excess of $1 million in any year. Qualified performance-based compensation is excluded from the $1 million deductibility limit, and therefore remains fully deductible by the corporation that pays it. We intend that options and SARs granted under the Share Incentive Plan will be qualified performance-based compensation. Share units, share awards, dividend equivalents, and other awards granted under the Share Incentive Plan may be designated as qualified performance-based compensation if the Compensation Committee conditions such grants on the achievement of specific performance goals in accordance with the requirements of section 162(m) of the Code.

        We have the right to require that grantees pay to us an amount necessary for us to satisfy our federal, state or local tax withholding obligations with respect to grants. We may withhold from other amounts payable to a grantee an amount necessary to satisfy these obligations. The Compensation Committee may permit a grantee to satisfy our withholding obligation with respect to grants paid in common shares by having shares withheld, at the time the grants become taxable, provided that the number of shares withheld does not exceed the individual's minimum applicable withholding tax rate for federal, state and local tax liabilities.

Recommendation and Required Vote

        The Board of Trustees recommends a vote FOR approval of the above proposal. Approval of the above proposal requires the affirmative vote of a majority of all the votes cast at the Meeting.

 POLICY FOR APPROVING RELATED PARTY TRANSACTIONS

        Our Codes of Conduct for Trustees and for named executive officers mandate that officers and trustees bring promptly to the attention of our General Counsel any transaction or series of transactions that may result in a conflict of interest between that person and the Trust. Following any disclosure, our General Counsel will then review with the Chairman of our Audit Committee the relevant facts disclosed by the officer or trustee in question. After this review, the Chairman of the Audit Committee and the General Counsel determine whether the matter should be brought to the Audit Committee or the full Board of Trustees for approval. In considering any such transaction, the Audit Committee or the Board of Trustees, as the case may be, will consider various relevant factors, including, among others, the reasoning for the Trust to engage in the transaction, whether the terms of the transaction are arm's length and the overall fairness of the transaction to the Trust. If a member of the Audit Committee or the Board is involved in the transaction, he or she will not participate in any of the discussions or decisions about the transaction. The transaction must be approved in advance whenever practicable, and if not practicable, must be ratified as promptly as practicable.

 REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees the Trust's financial reporting process on behalf of the Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited financial statements and management's assessment of internal control over financial reporting in the Annual Report on Form 10-K for the fiscal year ended December 31, 2013, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Committee reviewed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited financial statements in accordance with U.S. generally accepted accounting principles, the firm's judgments as to the quality, not just the acceptability, of the Trust's accounting principles and such other matters as are required to be discussed with the Committee under the standards of the Public Company Accounting Oversight Board, including those required to be discussed with the Committee by Statement on Auditing Standard No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Committee has discussed with the independent registered public accounting firm the firm's independence from management and the Trust, including the matters in the written disclosures required by Independence Rule No. 3526, and has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Rule No. 3526. In addition, the Committee has considered the effect of the independent registered public accounting firm's provision of non-audit services on the audit and considers such services compatible with the independent registered public accounting firm's maintenance of independence.

        The Committee discussed with the Trust's internal auditors and the independent registered public accounting firm the overall scope and plans for their respective audits. The Committee pre-approved all audit and non-audit services provided by the independent registered public accounting firm in accordance with the Audit and Non-Audit Services Pre-Approval Policy adopted by the Committee. The Committee meets with the internal auditors and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Trust's internal controls, and the overall quality of the Trust's financial reporting.

        During 2013, management completed the documentation, testing and evaluation of the Trust's system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Committee received periodic updates provided by management and Ernst & Young LLP at each regularly scheduled Committee meeting. At the conclusion of the process, management provided the Committee with a report on the effectiveness of the Trust's internal control over financial reporting. The Committee also reviewed the report of management contained in the Trust's Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed with the Securities and Exchange Commission, as well as Ernst & Young LLP's Reports of Independent Registered Public Accounting Firm (included in the Trust's Annual Report on Form 10-K) and reports related to its audits of the consolidated financial statements and the effectiveness of internal control over financial reporting. The Committee continues to oversee the Trust's efforts related to its internal control over financial reporting and management's preparations for the evaluation in fiscal 2014.

        In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Trustees (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission.

Audit Committee

Daniel P. Garton (Chair)
Frederick F. Buchholz
Katherine Elizabeth Dietze
M. Leanne Lachman
Stephen D. Steinour

        The Report of the Audit Committee shall not be deemed incorporated by reference by any general statement that incorporates by reference any portion of this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent that the Trust specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

 REPORT OF THE CORPORATE GOVERNANCE
AND NOMINATING COMMITTEE

        The Corporate Governance and Nominating Committee meets to address matters regarding corporate governance and makes recommendations to the Board regarding nominees for positions on the Board.

        The Corporate Governance and Nominating Committee has developed and the Board has adopted the Trust's corporate governance guidelines, which are posted under the Investor Information section of the Trust's web site at www.libertyproperty.com. Copies are also available without charge at the written request of any shareholder of the Trust. Such requests should be directed to the Vice President of Investor Relations at the address of the Trust appearing on the Notice of Annual Meeting that accompanies this proxy statement.

Corporate Governance and Nominating Committee

David L. Lingerfelt (Chair)
Thomas C. DeLoach, Jr.
Katherine Elizabeth Dietze
M. Leanne Lachman

        The Report of the Corporate Governance and Nominating Committee shall not be deemed incorporated by reference by any general statement that incorporates by reference any portion of this proxy statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Trust specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

 REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee oversees the Trust's executive compensation process on behalf of the Board of Trustees. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the Compensation Discussion and Analysis.

        In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Trustees (and the Board has approved) that the Compensation Discussion and Analysis be included in this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2013.

Compensation Committee

Thomas C. DeLoach, Jr. (Chair)
Frederick F. Buchholz
David L. Lingerfelt
Stephen D. Steinour

Compensation Committee Interlocks and Insider Participation

        None of the members of the Compensation Committee was an officer or employee of the Trust or its subsidiaries during 2013, was formerly an officer of the Trust or its subsidiaries, or had any relationship with the Trust since the beginning of 2013 that requires disclosure under applicable Securities and Exchange Commission regulations.

 MATTERS RELATED TO RISK

The Board's Role in Risk Oversight

        The Board's role in the Trust's risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Trust, including operational, financial, legal and regulatory and strategic risks. The Board also works to oversee risk through its consideration and authorization of significant matters, such as major strategic, operational and financial initiatives and its oversight of management's implementation of those initiatives.

        In particular, the Audit Committee is tasked pursuant to its charter to "discuss with management the Company's major policies with respect to risk assessment and risk management." As appropriate, the Chair of the Audit Committee reports to the full Board on the activities of the Audit Committee in this regard, allowing the Audit Committee and the full Board to coordinate their risk oversight activities.

        In its risk oversight capacity, the Board and the Audit Committee engage in various practices, including, without limitation:

  •
  review and consideration of reports from and information provided by management to the Board and its committees on topics relating to the risks that the Trust faces, including, without limitation, the conditions in markets in which the Trust operates or is considering operating, tenant concentrations and credit worthiness, leasing activity and expirations, the status of current and anticipated development projects, compliance with debt covenants, management of debt maturities, access to debt and equity capital markets, existing and potential legal claims against the Trust and various other matters relating to the Trust's business;

  •
  the required approval by the Board or the applicable committee of the Board of significant transactions and other decisions, including, among others, acquisitions and dispositions of properties, development projects and new borrowings;

  •
  the direct oversight of specific areas of the Trust's business by the Compensation, Audit and Corporate Governance and Nominating Committees; and

  •
  review and consideration of reports from and information provided by the Trust's auditors and other outside consultants regarding various areas of potential risk, including, among others, those relating to the Trust's compensation practices, qualification of the Trust as a REIT for tax purposes and the Trust's internal control over financial reporting.

        The Audit Committee is specifically responsible for discussing the guidelines and policies that govern the process by which the Trust's exposure to risk is assessed by management. As part of this process, the Audit Committee regularly assesses risks faced by the Trust in a manner designed to identify and analyze risks to achieving the Trust's business objectives. The results of these risk assessments are then discussed with management. In addition, as one component of the Trust's anti-fraud program, the Trust, under the supervision of the Audit Committee, established a hotline available to all employees for the anonymous and confidential submission of complaints relating to any matter to encourage employees to report questionable activities directly to our senior management and the Audit Committee.

Risk Considerations in our Compensation Program

        Our Compensation Committee has considered the concept of risk as it relates to our compensation program. While behavior that may result in inappropriate risk taking cannot necessarily be prevented by the structure of compensation practices, we believe that our compensation policies or practices do not create risks that are reasonably likely to have a material adverse effect on us. In our "Compensation Discussion and Analysis," we discuss in general the compensation policies and practices that are applicable to our named executive officers. We believe that because these policies and practices, as well as the policy and practices utilized with respect to our more senior employees, incorporate variable compensation elements that focus on our overall financial performance, risky behavior by any of our individual employees is disincentivized. We also have in place various operational controls, such as senior management review of significant leases and contracts, that we believe would aid in preventing the implementation of risky business arrangements.

        Compensation to our executive officers and senior employees is comprised of both fixed and incentive-based elements. The fixed compensation (i.e., regular salary) provides reliable, foreseeable income that mitigates the focus of our employees on the immediate financial performance of our company or its stock price, encouraging them to make decisions in our best long-term interests. The incentive components are designed to be sensitive to both our short- and long-term performance and stock price. In combination, we believe that our compensation structures do not encourage our officers and employees to take unnecessary or excessive risks in performing their duties. Contributing to this belief is the fact that our compensation structure has been structured substantially as it is now for a number of years and we have seen no evidence that it encourages unnecessary or excessive risk taking.

 CORPORATE GOVERNANCE

Board Leadership Structure

        The Board, guided by the Corporate Governance and Nominating Committee, periodically monitors best practices in corporate governance, and as appropriate, considers and implements changes to the Trust's governance structure in order to reflect these best practices. As discussed below, in early 2014 this led to the Board electing a Lead Independent Trustee to supplement the leadership of the Board.

        Since the Trust's inception, it has had a board leadership structure under which the Chief Executive Officer also serves as Chairman of the Board. The Trust believes that it has been well-served by this structure and that the structure facilitates strong, clear and cohesive leadership, with a single person setting the tone and having the ultimate responsibility for all of the Trust's operating and strategic functions, thus providing unified leadership and direction for the Board and executive management.

        Currently, Mr. Hankowsky serves in these dual capacities, as he has since June 2003, when he was named Chairman in addition to his role as Chief Executive Officer, which he has held since January 2003. While the Board does not believe that the roles of Chairman and Chief Executive Officer must always be combined, and reserves the right to reconsider the issue as it deems appropriate, it intends to continue the current arrangement for the foreseeable future.

        Early in 2014, the Board, guided by the Corporate Governance and Nominating Committee, determined that it was in the best interests of the Trust and the shareholders for the Board to name a lead independent trustee and, on March 26, 2014, elected Daniel P. Garton to fulfill that role. The Board believes that a lead independent trustee will help to facilitate active and effective oversight by the independent trustees of the Trust's operations and strategic initiatives, including the risks that may be attendant thereto. As set forth in the Trust's corporate governance guidelines, the specific responsibilities of the lead independent trustee include:

  •
  serve as liaison between the Chairman and the independent trustees;

  •
  preside at all meetings at which the Chairman is not present including executive sessions of the non-employee trustees and apprise the Chairman of the issues considered;

  •
  approve Board meeting agendas and, in consultation with the Chairman and the non-employee trustees, approve Board meeting schedules to ensure there is sufficient time for discussion of all agenda items;

  •
  approve the type and facilitate the timely dissemination of information to be provided to trustees for Board meetings;

  •
  be available for consultation and direct communication with the Company's shareholders on behalf of the non-employees trustees;

  •
  to have the authority to call meetings of the non-employee trustees and set the agenda for any such meeting;

  •
  in the event of the death or incapacity of the Chairman, become the acting Chairman until a new Chairman is selected by the Board; and

  •
  perform such other duties as the Board may from time to time designate.

        Our Board is comprised of seven independent trustees and Mr. Hankowsky. Each of the trustees is a sophisticated and seasoned business person experienced in board processes and knowledgeable regarding matters of corporate governance, and has substantial leadership experience in his or her field.

For additional information about the backgrounds and qualifications of our directors, see "Proposal 1 —Election of Trustees and Continuing Trustees."

Independence of Trustees

        The Board has conducted a review of the independence of the trustees under the standards for independence established by the New York Stock Exchange. During this review, the Board considered any transactions and relationships between a trustee or member of that trustee's immediate family and the Trust and its subsidiaries and affiliates. The Board also examined any transactions and relationships between trustees or their affiliates and members of the Trust's senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the trustee is independent. Taking into account the review, the Board has determined that each of the trustees, other than Mr. Hankowsky, meets these standards, and is independent.

        In connection with the Board's annual affirmative determination as to the independence of the members of the Board, the Board considered the purchase of airline tickets from American Airlines, Mr. Garton's former employer. It was determined these purchases did not cause Mr. Garton to fail any of the tests set forth in Rule 303A.02(b) of the New York Stock Exchange Listed Company Manual and that they did not constitute a material relationship.

Code of Conduct

        The Trust has a code of conduct for its chief executive officer and senior financial officers, including the Trust's principal financial officer and our principal accounting officer or controller within the meaning of the Securities and Exchange Commission regulations adopted under the Sarbanes-Oxley Act of 2002. The code of conduct is posted under the Investor Information section of the Trust's web site at www.libertyproperty.com.

        In addition, shareholders may request a copy of the code of conduct by directing a written request to the Vice President of Investor Relations at the address of the Trust appearing on the Notice of Annual Meeting that accompanies this proxy statement.

Trustee Attendance at Annual Meetings

        The Trust encourages all of the trustees to attend the annual meeting of shareholders. The 2013 Annual Meeting of Shareholders was attended by all of the trustees.

Communications with Shareholders

        The Trust provides the opportunity for shareholders to communicate with the members of the Board. In this regard, the Board of Trustees has also adopted a process by which shareholders and other interested parties may communicate with the independent trustees or the chairperson of any of the committees of the Board of Trustees by e-mail or regular mail. Communications by e-mail should be sent to corporatesecretary@libertyproperty.com. Communications by regular mail should be sent to the attention of the Chairperson, Audit Committee, Chairperson, Compensation Committee, or Chairperson, Corporate Governance and Nominating Committee, or to the independent trustees as a group to the Lead Independent Trustee, c/o the Secretary of the Trust at the address appearing on the notice accompanying this proxy statement.

        All communications received in accordance with this process will be reviewed by the Trust's management to determine whether the communication requires immediate action. Management will pass on all communications received, or a summary of such communications, to the appropriate trustee or trustees. However, management reserves the right, with the concurrence of the Lead Independent

Trustee, to disregard any communication that it determines to be unduly hostile, threatening, illegal, not reasonably to relate to the Trust or its business, or to be otherwise inappropriate, and has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

Shareholder Nominations for Trustees

        Shareholder nominations for election to the Board of Trustees should be sent to the attention of the Secretary of the Trust at the address appearing on the notice accompanying this proxy statement, describe the nominee's qualifications and be accompanied by the nominee's written statement of willingness and affirmative desire to serve representing the interest of all shareholders. Shareholders may also make nominations directly by following the procedure specified in the Trust's By-laws.

        Nominees proposed by shareholders will be considered using the same criteria and in the same manner utilized by the Corporate Governance and Nominating Committee of the Board of Trustees in considering all nominees for election to the Board. See "Committees of the Board of Trustees—Corporate Governance and Nominating Committee."

Meetings of Non-Management and Independent Trustees

        The Board has scheduled executive sessions of the Board of Trustees, attended by only the independent trustees, for each Board meeting. The lead independent trustee presides over these sessions; prior to the appointment of the lead independent trustee, the chairpersons of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee rotated presiding over these sessions.

PROPOSALS OF SECURITY HOLDERS

        All proposals of any shareholder of the Trust that such shareholder wishes to be presented at the 2015 Annual Meeting of Shareholders and included in the proxy statement and form of proxy prepared for that meeting must be received by the Trust at its principal executive offices no later than December 8, 2014 to be considered for inclusion in such proxy statement and form of proxy. Any such proposal must be submitted in writing to the Secretary of the Trust at the address appearing on the notice accompanying this proxy statement. A proposal which does not comply with the applicable requirements of Rule 14a-8 under the Exchange Act will not be included in management's proxy soliciting material for the 2015 Annual Meeting of Shareholders.

        A shareholder of the Trust may wish to have a proposal presented at the 2015 Annual Meeting of Shareholders, but not to have such proposal included in the Trust's proxy statement and form of proxy relating to that meeting. Pursuant to Section 13(a)(2) of the Trust's By-laws, notice of any such proposal must be received by the Trust between February 7, 2015 and March 9, 2015. If it is not received during this period, such proposal shall be deemed "untimely" for purposes of Rule 14a-4(c) under the Exchange Act, and, therefore, the proxies will have the right to exercise discretionary voting authority with respect to such proposal. Any such proposal must be submitted in writing to the Secretary of the Trust at the address appearing on the notice accompanying this proxy statement.

SOLICITATION OF PROXIES

        The cost of the solicitation of proxies will be borne by the Trust. In addition to the use of the mail, solicitations may be made by telephone and personal interviews by officers, trustees and regularly engaged employees of the Trust. The Trust may engage a proxy solicitor to distribute the Trust's shareholder materials and solicit proxies. The Trust may agree to pay a fee for such services and to reimburse the solicitor for all reasonable disbursements. Any such fee is estimated to be approximately $7,500. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward this proxy statement to the beneficial owners of the shares held of record by such persons, and the Trust will reimburse them for their charges and expenses in this connection.

ANNUAL REPORT ON FORM 10-K

        The Trust will provide without charge to each person solicited by this proxy statement, at the written request of any such person, a copy of the Trust's Annual Report on Form 10-K (including the financial statements and the schedules thereto) as filed with the Securities and Exchange Commission for its most recent fiscal year. Such written requests should be directed to the Vice President of Investor Relations at the address of the Trust appearing on the Notice of Annual Meeting that accompanies this proxy statement.

DIRECTIONS TO THE SITE OF THE ANNUAL MEETING

        From Philadelphia International Airport (PHL):    Follow I-95 North to exit #22 for Central Philadelphia/Route 676 West (left exit). Off the ramp, follow 676 West (Vine Street Expressway) to the Benjamin Franklin Parkway/Museum Area exit. At top of ramp, turn right onto 22nd Street. Go one block to the first traffic light and turn right onto Benjamin Franklin Parkway. Go through two traffic lights and enter the traffic circle. The Hotel is halfway around the circle on the right at 18th Street and Benjamin Franklin Parkway.

        From 76 East (Valley Forge):    Follow 76 East and all signs for Central Philadelphia. Take exit #344 for Route 676 East (left exit). Almost immediately you will exit to the right, marked as 23rd Street/Benjamin Franklin Parkway. Follow this exit ramp straight (you will be on Winter Street) to the third traffic light (the intersection of Winter and 20th Street). Cross the intersection and merge into the traffic circle, stay right. The Hotel is halfway around the circle on the right at the intersection of 18th Street and the Benjamin Franklin Parkway.

        From New York or New Jersey:    Take exit #4 off the New Jersey Turnpike. Follow 73 North to 38 West. Follow 38 West to 30 West. Follow signs and cross over Benjamin Franklin Bridge. Over the bridge, follow signs for 676 West. Take 676 West (Vine Street Expressway) to Benjamin Franklin Parkway/Museum Area exit. At the top of the ramp, turn right onto 22nd Street. Go one block to first traffic light and turn right onto Benjamin Franklin Parkway. Go through two traffic lights and enter traffic circle. The Hotel is located halfway around the circle on the right at 18th Street and Benjamin Franklin Parkway.

        From North East Philadelphia on I-95 South:    Take exit #22 for Central Philadelphia/Historic Area. At the bottom of the ramp, follow signs for 676 West. Take 676 West (Vine Street Expressway) to Benjamin Franklin Parkway/Museum Area exit. At the top of the ramp, turn right onto 22nd Street. Go one block to the first traffic light and turn right onto Benjamin Franklin Parkway. Go through two traffic lights and enter the traffic circle. The Hotel is halfway around the circle on the right at 18th Street and Benjamin Franklin Parkway.

LIBERTY PROPERTY TRUST

AMENDED AND RESTATED SHARE INCENTIVE PLAN

The purpose of the Liberty Property Trust Amended and Restated Share Incentive Plan (the “Plan”) is to provide (i) employees of Liberty Property Trust (the “Company”) and its subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its subsidiaries, and (iii) non-employee members of the Board of Trustees of the Company with the opportunity to receive grants of incentive share options, nonqualified share options, share appreciation rights, share awards, share units and other awards.  The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company’s shareholders, and will align the economic interests of the participants with those of the shareholders.  The Plan is an amendment and restatement of the Liberty Property Trust Amended and Restated Share Incentive Plan and shall be effective as of May 8, 2014, subject to approval by the shareholders of the Company.

Section 1.                                          Definitions

The following terms shall have the meanings set forth below for purposes of the Plan:

(a)                                 “Board” shall mean the Board of Trustees of the Company.

(b)                                 “Cause” shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that the Grantee (i) has breached his or her employment or service contract with the Employer, (ii) has engaged in disloyalty to the Employer, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, or (iii) has disclosed trade secrets or confidential information of the Employer to persons not entitled to receive such information.

(c)                                  “Change of Control” shall be deemed to have occurred upon the earliest to occur of the following events:

(i)                                     The date on which the shareholders of the Company (or the Board, if shareholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated;

(ii)                                  the date on which the transactions contemplated by a definitive agreement to sell or otherwise dispose of substantially all of the assets of the Company are consummated, other than a transaction in which the holders of Company Shares immediately prior to the transaction will have at least fifty percent (50%) of the voting power of the acquiring entity’s voting securities immediately after such transaction (without regard to such holders’ ownership of such acquiring entity’s voting securities immediately before or contemporaneously with such transaction), which voting securities are to be held by such holders immediately following such transaction in substantially the same proportion among themselves as such holders’ ownership of Company Shares immediately before such transaction;

(iii)                               the first date on which (A) the transactions contemplated by a definitive agreement to merge or consolidate the Company with or into the other constituent entity, or to merge such other entity with or into the Company, have been consummated, other than, in any such case, a merger or consolidation of the Company in which the holders of Company Shares immediately prior to the merger or consolidation will have at least fifty percent (50%) of the voting power of the surviving entity’s voting securities immediately after such merger or consolidation (without regard to such holders’ ownership of such acquiring entity’s voting securities immediately before or contemporaneously with such merger or consolidation), which voting securities are to be held by such holders immediately following such merger or consolidation in substantially the same proportion among themselves as such holders’ ownership of Company Shares immediately before such merger or consolidation, and (B) members of the Board prior to the consummation of such merger or consolidation cease to constitute a majority of the Board;

(iv)                              the date on which any entity, person or group, within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, as amended (other than the Company or any subsidiary or any employee benefit plan sponsored or maintained by the Company or any subsidiary), shall have become the beneficial owner of, or shall have obtained voting control over, more than twenty percent (20%) of the outstanding Company Shares (without regard to any contractual or other restriction on the conversion or other exchange of securities into or for Company Shares); or

(v)                                 the first day after which a majority of the members of the Board shall have been members of the Board for less than two (2) years, unless the nomination for election of each new trustee who was not a trustee at the beginning of such two (2)-year period was approved by a vote of at least two-thirds of the trustees then still in office who were trustees at the beginning of such period.

(d)                                 “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e)                                  “Committee” shall mean the committee, consisting of members of the Board, designated by the Board to administer the Plan.

(f)                                   “Company” shall mean Liberty Property Trust and shall include its successors.

(g)                                  “Company Shares” shall mean the common shares of beneficial interest ($0.001 par value) of the Company.

(h)                                 “Disability” or “Disabled” shall mean a Grantee’s becoming disabled within the meaning of section 22(e)(3) of the Code, within the meaning of the Employer’s long-term disability plan applicable to the Grantee, or as otherwise determined by the Committee.

(i)                                     “Dividend Equivalent” shall mean an amount determined by multiplying the number of Company Shares subject to a Share Unit or Other Award by the per-share cash dividend paid by the Company on outstanding Company Shares, or the per-share fair market value (as determined by the Committee) of any dividend paid on outstanding Company Shares in consideration other than cash.

(j)                                    “Employee” shall mean an employee of the Company or a subsidiary of the Company.

(k)                                 “Employed by, or providing service to, the Employer” shall mean employment or service as an Employee or member of the Board (so that, for purposes of exercising Options and SARs and satisfying conditions with respect to Share Awards and Share Units, a Grantee who has served as both an Employee and a trustee shall not be considered to have terminated employment or service until the Grantee ceases to be both an Employee and member of the Board).

(l)                                     “Employer” shall mean the Company and each of its subsidiaries and, as relevant, affiliates of the Company.

(m)                             “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(n)                                 “Exercise Price” shall mean the purchase price of Company Shares subject to an Option.

(o)                                 “Fair Market Value” of Company Shares means, unless the Committee determines otherwise with respect to a particular Grant, (i) if the principal trading market for the Company Shares is a national securities exchange, the last reported sale price of Company Shares on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, (ii) if the Company Shares are not principally traded on such exchange, the mean between the last reported “bid” and “asked” prices of Company Shares on the relevant date, as reported on the OTC Bulletin Board, or (iii) if the Company Shares are not publicly traded or, if publicly traded, is not so reported, the Fair Market Value per share shall be as determined by the Committee.

(p)                                 “Grant” shall mean a grant of Options, SARs, Share Awards, Share Units or Other Awards under the Plan.

(q)                                 “Grant Instrument” shall mean the agreement that sets forth the terms of a Grant, including any amendments.

(r)                                    “Grantee” shall mean an Employee, Key Advisor, or Non-Employee Trustee who receives a Grant under the Plan.

(s)                                   “Incentive Share Option” shall mean an option to purchase Company Shares that is intended to meet the requirements of section 422 of the Code.

(t)                                    “Key Advisor” shall mean a consultant or advisor of an Employer.

(u)                                 “Non-Employee Trustee” shall mean a member of the Board who is not an Employee.

(v)                                 “Nonqualified Share Option” shall mean an option to purchase Company Shares that is not intended to meet the requirements of section 422 of the Code.

(w)                               “Option” shall mean an Incentive Share Option or Nonqualified Share Option granted under the Plan.

(x)                                 “Other Award” shall mean any Grant based on, measured by or payable in Company Shares, as described in Section 10.

(y)                                 “Retirement” shall mean a termination of a Grantee’s employment or services for the Company or an affiliate at any time after such Grantee has reached a minimum age and/or provided a minimum number of years of service to the Company or an affiliate, all as established by the Board or a Committee of the Board in its sole discretion, provided that such minimum age shall not be less than 55 years.  Subject to revision by the Board or a Committee of the Board in its sole discretion, a Grantee is currently considered Retired if such Grantee’s employment or services for the Company or an affiliate terminate at any time after such Grantee has (i) reached age 65, (ii) attained age 55 or 56 with at least 10 years of employment or services for the Company or an affiliate, (iii) attained age 57 or 58 with at least 8 years of employment or services for the Company or an affiliate, (iv) attained age 59 or 60 with at least 6 years of employment or services for the Company or an affiliate, (v) attained age 61 or 62 with at least 4 years of employment or services for the Company or an affiliate, or (vi) attained age 63 or 64 with at least 2 years of employment or services for the Company or an affiliate.

(z)                                  “SAR” shall mean a share appreciation right with respect to a Company Share.

(aa)                          “Share Award” shall mean an award of Company Shares, with or without restrictions.

(bb)                          “Share Unit” shall mean a unit that represents a hypothetical Company Share.

Section 2.                                          Administration

(a)                                 Committee.  The Plan shall be administered and interpreted by the Board or by a Committee appointed by the Board.  To the extent grants are to be made to individuals subject to the provisions of Section 162(m) of the Code, the Committee, if applicable, should consist of two or more persons who are “outside Trustees” as defined under Section 162(m) of the Code, and related Treasury regulations, and “non-employee Trustees” as defined under Rule 16b-3 under the Exchange Act.  Subject to the provisions of Section 6(i), the Board shall approve and administer all grants made to Non-Employee Trustees.  The Committee may delegate authority to one or more subcommittees, as it deems appropriate.  To the extent that the Board or a subcommittee administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to the Board or such subcommittee.  In the absence of a specific designation by the Board to the contrary, the Plan shall be administered by the Compensation Committee of the Board or any successor Board committee performing substantially the same functions.

(b)                                 Committee Authority.  Subject to the provisions of Section 2(d), the Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, subject to the provisions of Section 18 below, and (v) deal with any other matters arising under the Plan.

(c)                                  Committee Determinations.  The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion.  The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder.  All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

(d)                                 Non-Executive Officer Award Committee.  The Board may establish a Non-Executive Officer Award Committee which, notwithstanding anything in this Plan to the contrary, shall have the power, solely with respect to employees of the Company who are not executive officers of the Company, to make Grants, subject to the following terms and limitations:

(i)                                     The Non-Executive Officer Award Committee may make Grants only to employees who are not executive officers of the Company.

(ii)                                  The maximum number of Company Shares that may be awarded by the Non-Executive Officer Award Committee during any calendar year is 8,000 shares.  The maximum number of Company Shares that may be granted with respect to any one Grant is 1,000 shares.  No individual may receive in excess of two Grants made by the Non-Executive Officer Award Committee in any calendar year.

(iii)                               The Non-Executive Officer Award Committee may set such vesting terms with respect to the Grants as it deems appropriate.

(iv)                              In all other respects, the Grants made by the Non-Executive Officer Award Committee shall be governed by the terms of the Grant Instrument relating to the Grant, as appropriate and in the form then authorized by the Committee.

(v)                                 The powers of the Non-Executive Officer Award Committee shall be as enumerated in this Section 2(d); the Non-Executive Officer Award Committee shall not otherwise perform the functions of the Committee under this Plan.

(vi)                              The Committee may also make Grants to non-executive officer employees in accordance with the provisions of the Plan.

Section 3.                                          Grants

Awards under the Plan may consist of grants of Options as described in Section 6, Share Awards as described in Section 7, Share Units as described in Section 8, SARs as described in Section 9 and Other Awards as described in Section 10.  All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in the Grant Instrument.  All Grants shall be made conditional upon the Grantee’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Grantee, his or her beneficiaries and any other person having or claiming an interest under such Grant.  Grants under a particular Section of the Plan need not be uniform as among the Grantees.

Section 4.                                          Shares Subject to the Plan

(a)                                 Shares Authorized.  Subject to adjustment as described below, the aggregate number of Company Shares that may be issued or transferred under the Plan is 21,126,256 shares.  Shares issued or transferred under the Plan may be authorized but unissued Company Shares or reacquired Company Shares, including shares purchased by the Company on the open market for purposes of the Plan.  If and to the extent Options or SARs granted under the Plan terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised or if any Share Awards, Share Units or Other Awards are forfeited, terminated or otherwise not paid in full, any shares subject to such Grants shall again be available for purposes of the Plan.  If SARs are granted, the full number of Company Shares subject to the SARs shall be considered issued under the Plan, without regard to the number of Company Shares issued upon exercise of the SARs and without regard to any cash settlement of the SARs.  To the extent that a Grant of Share Units is designated in the Grant Instrument to be payable in cash, and not in Company Shares, such Grants shall not count against the aggregate number of Company Shares that may be issued or transferred under the Plan.

(b)                                 Computing the Total Number of Shares Authorized.  For purposes of computing the maximum aggregate number of Company Shares available for issuance under the Plan, any Company Shares made subject to Options or SARs shall be counted against the maximum aggregate number of Company Shares available for issuance under the Plan as one (1) Company Share for every one (1) Option or SAR granted, and any Company Shares made subject to Share Awards, Share Units and Other Awards shall be counted against the maximum aggregate number of Company Shares available for issuance under the Plan as two point sixty-one (2.61) Company Shares for every one (1) Company Share granted.

(c)                                  Individual Limits.  All Grants under the Plan shall be expressed in Company Shares, except for Other Awards, which may be expressed in Company Shares.  The maximum aggregate number of Company Shares that shall be subject to Grants made under the Plan to any individual during any calendar year shall be 1,000,000 shares, subject to adjustment as described below.

(d)                                 Adjustments.  If there is any change in the number or kind of Company Shares outstanding (i) by reason of a share dividend, spinoff, recapitalization, share split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Shares as a class without the Company’s receipt of consideration, or if the value of outstanding Company Shares is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of Company Shares available for issuance under the Plan, the maximum number of Company Shares for which any individual may receive Grants in any year, the kind and number of shares covered by outstanding Grants, the kind and number of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Grants shall be equitably adjusted by the Committee, in such manner as the Committee deems appropriate, to reflect any increase or decrease in the number of, or change in the kind or value of, the issued Company Shares to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.  In addition, in the event of a Change of Control of the Company, the provisions of Section 16 of the Plan shall apply.  Any adjustments to outstanding Grants shall be consistent with section 409A or 424 of the Code, to the extent applicable.  Any adjustments determined by the Committee shall be final, binding and conclusive.

Section 5.                                          Eligibility for Participation

(a)                                 Eligible Persons.  All Employees (including, for all purposes of the Plan, an Employee who is a member of the Board), Key Advisors, and Non-Employee Trustees shall be eligible to participate in the Plan.

(b)                                 Selection of Grantees.  The Committee shall select the Employees, Key Advisors, and Non-Employee Trustees to receive Grants and shall determine the number of Company Shares subject to a particular Grant in such manner as the Committee determines.

Section 6.                                          Options

The Committee may grant Options to an Employee, Key Advisor, or Non-Employee Trustee upon such terms as the Committee deems appropriate.  The following provisions are applicable to Options:

(a)                                 Number of Shares.  The Committee shall determine the number of Company Shares that will be subject to each Grant of Options to Employees and Non-Employee Trustees and Key Advisors.  Notwithstanding any provision to the contrary herein, no Grantee shall be granted options to acquire more than seven hundred fifty thousand (750,000) Company Shares during any calendar year.

(b)                                 Type of Option and Price.

(i)                                     The Committee may grant Incentive Share Options or Nonqualified Share Options or any combination of the two, all in accordance with the terms and conditions set forth herein.  Incentive Share Options may be granted only to employees of the Company or its parent or subsidiary corporations, as defined in section 424 of the Code.  Nonqualified Share Options may be granted to Employees, Key Advisors and Non-Employee Trustees.

(ii)                                  The Exercise Price of Company Shares subject to an Option shall be determined by the Committee and is intended to be equal to the Fair Market Value of a Company Share on the date the Option is granted.  However, an Incentive Share Option may not be granted to an Employee who, at the time of grant, owns shares possessing more than 10% of the total combined voting power of all classes of shares of beneficial interest of the Company, or any parent or subsidiary corporation of the Company, as defined in section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of a Company Share on the date of grant.

(c)                                  Option Term.  The Committee shall determine the term of each Option.  The term of any Option shall not exceed ten years from the date of grant.  However, an Incentive Share Option that is granted to an Employee who, at the time of grant, owns shares possessing more than 10% of the total combined voting power of all classes of shares of beneficial interest of the Company, or any parent or subsidiary corporation of the Company, as defined in section 424 of the Code, may not have a term that exceeds five years from the date of grant.

(d)                                 Exercisability of Options.  Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument.  The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.  Notwithstanding any provision to the contrary herein, and except as may otherwise be set forth by the Committee in the Grant Instrument with respect to any Grant, in the event a Grantee ceases to be employed by, or provide service to, the Employer by reason of death, Disability, or Retirement all of the Grantee’s Options shall become vested and exercisable in full at the time of such cessation of employment or service.

(e)                                  Grants to Non-Exempt Employees.  Notwithstanding the foregoing, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Grantee’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(f)                                   Termination of Employment, Disability, Death or Retirement.

(i)                                     Except as provided below, an Option may only be exercised while the Grantee is employed by, or providing service to, the Employer as an Employee, Key Advisor, or member of the Board.

(ii)                                  In the event that a Grantee ceases to be employed by, or provide service to, the Employer for any reason other than Disability, Retirement, death or termination for Cause, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within ninety (90) days after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Committee, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(iii)                               In the event the Grantee ceases to be employed by, or provide service to, the Company on account of a termination for Cause by the Employer, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or provide service to, the Employer.  In addition, notwithstanding any other provisions of this Section 6, if the Committee determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the Employer or after the Grantee’s termination of employment or service, any Option held by the Grantee shall immediately terminate and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares.  Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

(iv)                              In the event the Grantee ceases to be employed by, or provide service to, the Employer because the Grantee is Disabled, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within thirty-six (36) months the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Committee, any of the Grantee’s Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(v)                                 If the Grantee dies while employed by, or providing service to, the Employer (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within thirty-six (36) months after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Committee, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(vi)                              In the event the Grantee ceases to be employed by, or provide service to, the Employer on account of the Grantee’s Retirement, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within thirty-six (36) months after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term.

(g)                                  Exercise of Options.  A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company.  The Grantee shall pay the Exercise Price for an Option as specified by the Committee (w) in cash, (x) if the Committee permits, by delivering Company Shares owned by the Grantee and having a Fair Market Value on the date of exercise at least equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of Company Shares having a Fair Market Value on the date of exercise at least equal to the Exercise Price, (y) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (z) by such other method as the Committee may approve.  Company Shares used to exercise an Option shall have been held by the Grantee for the requisite period of time necessary to avoid adverse accounting consequences to the Company with respect to the Option.  Payment for the shares to be issued or transferred pursuant to the Option, and any required withholding taxes, must be received by the Company by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance or transfer of such shares.

(h)                                 Limits on Incentive Share Options.  Each Incentive Share Option shall provide that, if the aggregate Fair Market Value of the Company Shares on the date of the grant with respect to which Incentive Share Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other share option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Share Option.  An Incentive Share Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary corporation (within the meaning of section 424(f) of the Code) of the Company.

(i)                                     Special Provisions Relating to Grants of Options to Non-Employee Trustees.  Options granted pursuant to the Plan to Non-Employee Trustees shall be granted, without any further action by the Committee, in accordance with the terms and conditions set forth in this Section 6(i).  Options granted pursuant to this Section 6(i) shall be evidenced by a Grant Instrument in such form as the Committee shall approve from time to time, and which shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall require from time to time consistent with the terms of the Plan.  In no circumstances shall a grant of Options under this Section 6(i) or the terms and conditions of which cause a Non-Employee Trustee to lose his or her status as a “non-employee director” (as that term is used for purposes of Rule 16b-3) or as an “outside director” for purposes of section 162(m) of the code or under applicable exchange rules.

(i)                                     Timing of Grants; Number of Shares Subject to Options; Exercisability of Options; Exercise Price.  Each Non-Employee Trustee shall be granted annually, an Option to purchase five thousand (5,000) Company Shares provided such person is a member of the Board on such grant date.  Each such Option shall be a Nonqualified Share Option exercisable with respect to twenty percent (20%) of the shares subject to such Option after the first anniversary of the date of grant, exercisable with respect to fifty percent (50%) of the shares after the second anniversary of the date of grant, and fully exercisable after the third anniversary of the date of grant.  The Exercise Price shall be equal to the Fair Market Value of a Company Share on the date the Option is granted.

(ii)                                  Termination of Options Granted Pursuant to Section 6(i).  No Option granted pursuant to this Section 6(i) shall be exercisable after the first to occur of the following:

(A)                               The tenth anniversary of the date of grant.

(B)                               The third month anniversary of the date of termination of the Grantee’s services as a member of the Board for any reason other than death, Disability or Retirement, or the thirty-sixth month anniversary of the date of termination of the Grantee’s services as a member of the Board as a result of the Grantee’s death, Disability or Retirement.

Section 7.                                          Share Awards

The Committee may issue or transfer Company Shares to an Employee, Key Advisor, or Non-Employee Trustee under a Share Award, upon such terms as the Committee deems appropriate.  The following provisions are applicable to Share Awards:

(a)           General Requirements.  Company Shares issued or transferred pursuant to Share Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Committee.  The Committee may, but shall not be required to, establish conditions under which restrictions on Share Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including, without limitation, restrictions based upon the achievement of specific performance goals.  The period of time during which the Share Awards will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period.”

(b)           Number of Shares.  The Committee shall determine the number of Company Shares to be issued or transferred pursuant to a Share Award and the restrictions applicable to such shares.

(c)           Requirement of Employment or Service.  If the Grantee ceases to be employed by, or provide service to, the Employer during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Share Award shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those Company Shares must be immediately returned to the Company.  The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d)           Restrictions on Transfer and Legend on Share Certificate.  During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Share Award except under Section 15(a) below.  Unless otherwise determined by the Committee, the Company will retain possession of certificates for shares of Share Awards until all restrictions on such shares have lapsed.  Each certificate for a Share Award, unless held by the Company, shall contain a legend giving appropriate notice of the restrictions in the Grant.  The Grantee shall be entitled to have the legend removed from the share certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed.  The Committee may determine that the Company will not issue certificates for Share Awards until all restrictions on such shares have lapsed.

(e)           Right to Vote and to Receive Dividends.  Unless the Committee determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares of Share Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee, including, without limitation, the achievement of specific performance goals.

(f)            Lapse of Restrictions.  All restrictions imposed on Share Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions, if any, imposed by the Committee.  The Committee may determine, as to any or all Share Awards, that the restrictions shall lapse without regard to any Restriction Period.

Section 8.              Share Units

The Committee may grant Share Units, each of which shall represent one hypothetical share of Company Shares, to an Employee, Key Advisor, or Non-Employee Trustee, upon such terms and conditions as the Committee deems appropriate.  The following provisions are applicable to Share Units:

(a)           Crediting of Units.  Each Share Unit shall represent the right of the Grantee to receive a Company Share or an amount of cash based on the value of a Company Share, if and when specified conditions are met.  All Share Units shall be credited to bookkeeping accounts established on the Company’s records for purposes of the Plan.

(b)           Terms of Share Units.  The Committee may grant Share Units that are payable if specified performance goals or other conditions are met, or under other circumstances.  Share Units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Committee.  The Committee shall determine the number of Share Units to be granted and the requirements applicable to such Share Units.

(c)           Requirement of Employment or Service.  If the Grantee ceases to be employed by, or provide service to, the Employer prior to the vesting of Share Units, or if other conditions established by the Committee are not met, the Grantee’s Share Units shall be forfeited.  The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d)           Payment With Respect to Share Units.  Payments with respect to Share Units shall be made in cash, Company Share or any combination of the foregoing, as the Committee shall determine.

Section 9.              Share Appreciation Rights

The Committee may grant SARs to an Employee, Key Advisor, or Non-Employee Trustee separately or in tandem with any Option.  The following provisions are applicable to SARs:

(a)           General Requirements.  The Committee may grant SARs to an Employee, Key Advisor, or Non-Employee Trustee separately or in tandem with any Option (for all or a portion of the applicable Option).  Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Share Option, SARs may be granted only at the time of the Grant of the Incentive Share Option.  The Committee shall establish the base amount and term of the SAR at the time the SAR is granted.  The base amount of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, an amount equal to or greater than the Fair Market Value of a Company Share as of the date of Grant of the SAR.  The term of each SAR shall not exceed ten years from the date of grant.

(b)           Tandem SARs.  In the case of tandem SARs, the number of SARs granted to a Grantee that shall be exercisable during a specified period shall not exceed the number of Company Shares that the Grantee may purchase upon the exercise of the related Option during such period.  Upon the exercise of an Option, the SARs relating to the Company Shares covered by such Option shall terminate.  Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of Company Shares.

(c)           Exercisability.  An SAR shall be exercisable during the period specified by the Committee in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument.  The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason.  SARs may only be exercised while the Grantee is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as described in Section 6(f) above.  A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

(d)           Grants to Non-Exempt Employees.  Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Grantee’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(e)           Value of SARs.  When a Grantee exercises SARs, the Grantee shall receive in settlement of such SARs an amount equal to the value of the share appreciation for the number of SARs exercised.  The share appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Shares on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (a).

(f)            Form of Payment.  The appreciation in an SAR shall be paid in Company Shares, cash or any combination of the foregoing, as the Committee shall determine.  For purposes of calculating the number of Company Shares to be received, Company Shares shall be valued at their Fair Market Value on the date of exercise of the SAR.

Section 10.            Other Awards

The Committee may grant Other Awards, which are awards (other than those described in Sections 6, 7, 8 and 9 of the Plan) that may be based on or measured by Company Shares, to any Employee, Key Advisor, or Non-Employee Trustee, on such terms and conditions as the Committee shall determine.  Other Awards may be awarded subject to the achievement of performance goals or other conditions and may be payable in cash, Company Shares or any combination of the foregoing, as the Committee shall determine.

Section 11.            Dividend Equivalents

The Committee may grant Dividend Equivalents in connection with Share Units or Other Awards.  Dividend Equivalents shall not be granted in connection with Options or SARs. Dividend Equivalents may be paid currently or accrued as contingent cash obligations and may be payable in cash or Company Shares, and upon such terms as the Committee may establish, including, without limitation, the achievement of specific performance goals.

Section 12.            Qualified Performance-Based Compensation

The Committee may determine that Share Awards, Share Units, Other Awards and Dividend Equivalents granted to an Employee shall be considered “qualified performance-based compensation” under section 162(m) of the Code.  The following provisions shall apply to

Grants of Share Awards, Share Units, Other Awards and Dividend Equivalents that are to be considered “qualified performance-based compensation” under section 162(m) of the Code:

(a)           Performance Goals.

(i)            When Share Awards, Share Units, Other Awards or Dividend Equivalents that are to be considered “qualified performance-based compensation” are granted, the Committee shall establish in writing (A) the objective performance goals that must be met, (B) the performance period during which the performance will be measured, (C) the threshold, target and maximum amounts that may be paid if the performance goals are met, and (D) any other conditions that the Committee deems appropriate and consistent with the Plan and Section 162(m) of the Code.

(ii)           The business criteria may relate to the Grantee’s business unit or the performance of the Company and its parents and subsidiaries as a whole, or any combination of the foregoing. The Committee shall use objectively determinable performance goals based on one or more of the following criteria:  share price, earnings per share, net earnings, operating earnings, earnings before income taxes, EBITDA (earnings before income tax expense, interest expense, and depreciation and amortization expense), funds from operations, adjusted funds from operations, certain levels of operating expense, return on assets, shareholder return, return on equity, growth in assets, unit volume, sales or market share, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets, goals relating to acquisitions or divestitures, targeted financing or capital market objectives or specified, objective, individual performance goals or metrics.

(iii)          To the extent the Committee deems appropriate, considering the requirements of section 162(m) of the Code, the Committee may adjust the performance goals to reflect a change in corporate capitalization (such as a share split or share dividend) or a corporate transaction (such as a merger, consolidation, separation, reorganization or partial or complete liquidation), or to reflect equitably the occurrence of any extraordinary event, any change in applicable accounting rules or principles, any change in the Company’s method of accounting, any change in applicable law, any change due to any merger, consolidation, acquisition, reorganization, share split, share dividend, combination of shares or other changes in the Company’s corporate structure or shares, or any other change of a similar nature.

(b)           Establishment of Goals.  The Committee shall establish the performance goals in writing either before the beginning of the performance period or during a period ending no later than the earlier of (i) 90 days after the beginning of the performance period or (ii) the date on which 25% of the performance period has been completed, or such other date as may be required or permitted under applicable regulations under section 162(m) of the Code.  The performance goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met.  The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals; however, the Committee shall have discretion to reduce such compensation, based on the

Committee’s determination of the Grantee’s achievement of the designated performance goals and other factors, including but not limited to subjective performance goals, as the Committee determines.

(c)           Announcement of Grants.  The Committee shall certify and announce the results for each performance period to all Grantees after the announcement of the Company’s financial results for the performance period.  If and to the extent that the Committee does not certify that the performance goals have been met, the grants of Share Awards, Share Units, Other Awards and Dividend Equivalents for the performance period shall be forfeited or shall not be made, as applicable.  The maximum amount of compensation that is payable upon achievement of designated performance goals with respect to a Grantee during any calendar year is $7,500,000, inclusive of any accrual of Dividend Equivalents during such calendar year.

(d)           Death, Disability or Other Circumstances.  The Committee may provide that Share Awards, Share Units, Other Awards and Dividend Equivalents shall be payable or restrictions on such Grants shall lapse, in whole or in part, in the event of the Grantee’s death or Disability during the performance period, or under other circumstances consistent with the Treasury regulations and rulings under section 162(m) of the Code.

Section 13.            Deferrals

The Committee may permit or require a Grantee to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Grantee in connection with any Share Units or Other Awards.  If any such deferral election is permitted or required, the Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals.  The rules and procedures for any such deferrals shall be consistent with applicable requirements of section 409A of the Code.

Section 14.            Withholding of Taxes

(a)           Required Withholding.  All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements.  The Employer may require that the Grantee or other person receiving or exercising Grants pay to the Employer the amount of any federal, state or local taxes that the Employer is required to withhold with respect to such Grants, or the Employer may deduct from other wages paid by the Employer the amount of any withholding taxes due with respect to such Grants.

(b)           Election to Withhold Shares.  Unless the Committee provides otherwise with respect to a Grant, a Grantee may elect to satisfy the Employer’s tax withholding obligation with respect to Grants paid in Company Shares by having shares withheld up to an amount that does not exceed the Grantee’s minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.  The election must be in a form and manner prescribed by the Committee and may be subject to the prior approval of the Committee.

Section 15.            Transferability of Grants

(a)           Nontransferability of Grants.  Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee’s lifetime.  A Grantee may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to

Grants other than Incentive Share Options, pursuant to a domestic relations order.  When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee may exercise such rights.  Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.

(b)           Transfer of Nonqualified Share Options. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Share Options (other than a Nonqualified Share Option granted under Section 6(i) above) to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

Section 16.            Consequences of a Change of Control

(a)           Committee Action.  In the event of a Change of Control, the Committee may take whatever actions it deems necessary or desirable with respect to any or all outstanding Grants.  The Committee shall have the authority to set forth in each individual Grant Instrument the effect of a Change of Control on such Grant.  Without limiting the foregoing, the Committee may (i) determine that outstanding Options and SARs shall accelerate and become exercisable, in whole or in part, upon the Change of Control or upon such other event as the Committee determines, (ii) determine that the restrictions and conditions on outstanding Share Awards shall lapse, in whole or in part, upon the Change of Control upon such other event as the Committee determines, (iii) determine that Grantees holding Share Units and Other Awards shall receive a payment in settlement of such Share Units and Other Awards in an amount determined by the Committee, (iv) determine that each Grantee who was awarded an Other Award subject to the achievement of performance goals during a performance period in which the Change of Control occurs, may receive an Other Award for the performance period in such amount and at such time as the Committee determines, (v) require that Grantees surrender their outstanding Options and SARs in exchange for a payment by the Company, in cash or Company Shares as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the Company Shares subject to the Grantee’s unexercised Options and SARs exceeds the Exercise Price of the Options or the base amount of SARs, as applicable, (vi) after giving Grantees an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate, or (vii) determine that all outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options or rights by the surviving corporation (or a parent or subsidiary of the surviving corporation), and other outstanding Grants that remain in effect after the Change of Control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation).  Such surrender, termination or settlement shall take place as of the date of the Change of Control or such other date as the Committee may specify.  The Committee shall have no obligation to take any of the foregoing actions, and, in the absence of any such actions, outstanding Grants shall continue in effect according to their terms.

(b)           Committee Status.  The Committee making the determinations under this Section 16 following a Change of Control must be comprised of the same members as those on the Committee immediately before the Change of Control.

Section 17.            Requirements for Issuance or Transfer of Shares

No Company Shares shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Shares have been complied with to the satisfaction of the Committee.  The Committee shall have the right to condition any Grant on the Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of the Company Shares as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions.  Certificates representing Company Shares issued or transferred under the Plan may be subject to such stop-transfer orders and other restrictions as the Committee deems appropriate to comply with applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

Section 18.            Amendment and Termination of the Plan

(a)           Amendment.  The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without shareholder approval if such approval is required in order to comply with the Code or other applicable law, or to comply with applicable stock exchange requirements.

(b)           No Repricing Without Shareholder Approval.  Notwithstanding anything in the Plan to the contrary, except as otherwise provided in Section 4(d) above, the terms of outstanding Grants may not be amended to reduce the Exercise Price of outstanding Options or base amount of outstanding SARs, as applicable, or cancel outstanding Options or SARs in exchange for cash, other Grants or Options with an Exercise Price or SARs with a base amount that is less than the Exercise Price of the original Options or base amount of the original SARs, as applicable, without shareholder approval.

(c)           Shareholder Re-Approval Requirement.  If Share Awards, Share Units, Other Awards or Dividend Equivalents are granted as “qualified performance-based compensation” under Section 12 above, the Plan must be reapproved by the shareholders no later than the first shareholders meeting that occurs in the fifth year following the year in which the shareholders previously approved the provisions of Section 12, if required by section 162(m) of the Code or the regulations thereunder.

(d)           Termination of Plan.  The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders.

(e)           Termination and Amendment of Outstanding Grants.  A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 19(g) below.  The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant.  Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 19(g) below or may be amended by agreement of the Company and the Grantee consistent with the Plan.

(f)            Effective Date of the Plan.  The Plan was originally effective February 26, 1997, and previously amended and restated on April 5, 2004, May 17, 2007 and May 21, 2009.  The Plan as amended and restated herein shall be effective as of May 8, 2014, subject to shareholder approval of the Plan.

Section 19.            Miscellaneous

(a)           Grants in Connection with Corporate Transactions and Otherwise.  Nothing contained in the Plan shall be construed to (i) limit the right of the Committee to make Grants under the Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or (ii) limit the right of the Company to grant share options or make other awards outside of the Plan.  The Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company, in substitution for a stock option or stock awards grant made by such corporation.  Notwithstanding anything in the Plan to the contrary, the Committee may establish such terms and conditions of the new Grants as it deems appropriate, including setting the Exercise Price of Options or the base price of SARs at a price necessary to retain for the Grantee the same economic value as the prior options or rights.

(b)           Termination of Grants.  In the event of a Grantee’s termination of employment or service for Cause, or in the event of a determination by the Committee that events occurred during the employment or service of a Grantee that indicate that the Company had grounds to support a termination for Cause of the Grantee, the following shall apply to all Grants made to the Grantee: (i) all outstanding Grants (whether vested or unvested) shall terminate as of the date of the events giving rise to the Cause determination, and (ii) the Company shall have no obligation to deliver any future Company Shares in connection with any Grant to the Grantee.

(c)           Governing Document.  The Plan shall be the controlling document.  No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner.  The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

(d)           Funding of the Plan.  The Plan shall be unfunded.  The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under the Plan.

(e)           Rights of Grantees.  Nothing in the Plan shall entitle any Employee, Key Advisor, Non-Employee Trustee or other person to any claim or right to be granted a Grant under the Plan.  Neither the Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.

(f)            No Fractional Shares.  No fractional Company Shares shall be issued or delivered pursuant to the Plan or any Grant.  Except as otherwise provided under the Plan, the Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(g)           Compliance with Law.  The Plan, the exercise of Options and SARs and the obligations of the Company to issue or transfer Company Shares under Grants shall be subject to all applicable laws and regulations, and to approvals by any governmental or regulatory agency as may be required.  With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act.  In addition, it is the intent of the Company that Incentive Share Options comply with the applicable provisions of section 422 of the Code, that Grants of “qualified performance-based compensation” comply with the applicable provisions of section 162(m) of the Code and that, to the extent applicable, Grants comply with the requirements of section 409A of the Code.  To the extent that any legal requirement of section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code, that Plan provision shall cease to apply.  The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation.

(h)           Employees Subject to Taxation Outside the United States.  With respect to Grantees who are believed by the Committee to be subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions, consistent with the Plan, as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(i)            Governing Law.  The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Maryland, without giving effect to the conflict of laws provisions thereof.

 Annex A

PROXY

LIBERTY PROPERTY TRUST

500 Chesterfield Parkway
Malvern, Pennsylvania 19355

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

        The undersigned shareholder of LIBERTY PROPERTY TRUST (the "Trust") hereby appoints William P. Hankowsky and Robert E. Fenza, and each of them acting individually, as the attorney and proxy of the undersigned, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of beneficial interest of the Trust which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders of the Trust to be held on May 8, 2014, at 11:00 a.m., local time, at the Four Seasons Hotel, One Logan Square, Philadelphia, PA 19103, and any adjournment or postponement thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side. The Board of Trustees recommends a vote FOR all of the nominees of the Board of Trustees in the election of trustees, FOR the proposal to amend the Declaration of Trust to increase the number of authorized shares of beneficial interest from 200,000,000 to 300,000,000, FOR approval of the advisory vote to approve the compensation of the Trust's named executive officers, FOR ratification of the selection of Ernst & Young LLP as the Trust's independent registered public accounting firm for 2014 and FOR the amendment and restatement of the Liberty Property Trust Amended and Restated Share Incentive Plan to extend the termination date of the Share Incentive Plan.

SEE REVERSE SIDE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

/X/ Please mark votes as in this example.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted "FOR" all of the nominees of the Board of Trustees in the election of trustees, "FOR" the proposal to amend the Declaration of Trust to increase the number of authorized shares of beneficial interest from 200,000,000 to 300,000,000, "FOR" approval of the advisory vote to approve the compensation of the Trust's named executive officers, "FOR" ratification of the selection of Ernst & Young LLP as the Trust's independent registered public accounting firm for 2014 and "FOR" the amendment and restatement of the Liberty Property Trust Amended and Restated Share Incentive Plan to extend the termination date of the Share Incentive Plan. This proxy also delegates discretionary authority to vote with respect to any other business that may properly come before the meeting or any adjournment or postponement thereof.

Important Notice Regarding the Availability of
Proxy Materials for the Annual Meeting of Shareholders to be Held on May 8, 2014

        This proxy statement and our 2013 annual report to shareholders are available at www.libertyproperty.com in the "Investor Relations" section.

1.	Election of seven trustees to hold office until 2015.

Nominees:	(01) Frederick F. Buchholz, (02) Thomas C. DeLoach, Jr., (03) Katherine E. Dietze, (04) Daniel P. Garton, (05) William P. Hankowsky, (06) M. Leanne Lachman and (07) David L. Lingerfelt

FOR	WITHHELD
☐	☐

FOR ALL NOMINEES, EXCEPT AS NOTED ABOVE.

2.	Approval of the proposal to amend the Declaration of Trust to increase the number of authorized shares of beneficial interest from 200,000,000 to 300,000,000.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐
3.	Advisory vote to approve the compensation of the Trust's named executive officers.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐
4.	Approval of the proposal to ratify the selection of Ernst & Young LLP as the Trust's independent registered public accounting firm for 2014.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐
5.	Approval of the proposal to amend and restate the Liberty Property Trust Amended and Restated Share Incentive Plan to extend the termination date of the Share Incentive Plan.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐

MARK HERE FOR ADDRESS ☐ CHANGE AND NOTE AT LEFT
The undersigned hereby acknowledges receipt of the notice of annual meeting, the proxy statement furnished in connection therewith and the annual report to shareholders and hereby ratifies all that the said attorneys and proxies may do by virtue hereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature:	Date:	Signature:	Date:

QuickLinks

GENERAL INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1—ELECTION OF TRUSTEES
Recommendation and Required Vote
PROPOSAL 2—AMENDMENT TO DECLARATION OF TRUST TO INCREASE THE COMPANY'S AUTHORIZED SHARES OF BENEFICIAL INTEREST
Recommendation and Required Vote
PROPOSAL 3—ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE TRUST'S NAMED EXECUTIVE OFFICERS
Recommendation and Required Vote
COMPENSATION OF EXECUTIVE OFFICERS
Summary Compensation Table
Grants of Plan Based Awards
Outstanding Equity Awards at Fiscal Year-End
Option Exercises and Shares Vested
Equity Compensation Plan Information
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
TRUSTEE COMPENSATION
PROPOSAL 4—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 5—AMENDMENT OF THE LIBERTY PROPERTY TRUST AMENDED AND RESTATED SHARE INCENTIVE PLAN
POLICY FOR APPROVING RELATED PARTY TRANSACTIONS
REPORT OF THE AUDIT COMMITTEE
REPORT OF THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE
REPORT OF THE COMPENSATION COMMITTEE
MATTERS RELATED TO RISK
CORPORATE GOVERNANCE
PROPOSALS OF SECURITY HOLDERS
SOLICITATION OF PROXIES
ANNUAL REPORT ON FORM 10-K
DIRECTIONS TO THE SITE OF THE ANNUAL MEETING
  Annex A
PROXY LIBERTY PROPERTY TRUST 500 Chesterfield Parkway Malvern, Pennsylvania 19355 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
CONTINUED AND TO BE SIGNED ON REVERSE SIDE